SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14(a)-11(c) or Section
     240.14a-12

                               Movado Group, Inc.
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                               MOVADO GROUP, INC.
                                  650 FROM ROAD
                            PARAMUS, NEW JERSEY 07652



                                                                    May 17, 2004


Dear  Fellow Shareholder:


         You are cordially invited to attend the 2004 Annual Meeting of the shareholders of Movado Group, Inc. to be held on Thursday, June 17, 2004 at 10:00 a.m., Eastern Daylight Time, at the Company's executive offices in Paramus, New Jersey. The official Notice of Meeting, Proxy Statement and form of proxy are enclosed with this letter. The matters listed in the Notice of Meeting are described in the enclosed Proxy Statement.

         We sincerely hope you will be able to attend the meeting. We will report on the Company's progress and respond to questions you may have about the Company's business.

         Whether or not you plan to attend, the vote of every shareholder is important and your cooperation in completing, signing and returning your proxy promptly will be appreciated.

         We hope to see you at the Annual Meeting.


Sincerely,



/s/ Gedalio Grinberg                       /s/ Efraim Grinberg
--------------------------                 -------------------------
Gedalio Grinberg                           Efraim Grinberg
Chairman of the Board of Directors         President and Chief Executive Officer


--------------------------------------------------------------------------------

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE,
       SIGN AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE
            WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                               MOVADO GROUP, INC.
                                  650 FROM ROAD
                            PARAMUS, NEW JERSEY 07652

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 17, 2004


Notice is hereby given that the Annual Meeting of Shareholders of Movado Group, Inc. will be held on Thursday, June 17, 2004 at 10:00 a.m., Eastern Daylight Time, at the Company's executive offices located at 650 From Road, Paramus, New Jersey for the following purposes:

         1. To elect eight directors to serve until the next Annual Meeting and until their successors are elected and qualified; and

         2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending January 31, 2005;

         3. To approve extending the term of the Company's Deferred Compensation Plan for Executives, as amended and restated;

         4. To approve the adoption of an amendment and restatement of the Company's 1996 Stock Incentive Plan;

         5. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock and Class A Common Stock; and

         6. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.


Holders of the Company's Common Stock and Class A Common Stock of record at the close of business on May 10, 2004 are entitled to notice of and to vote at the Annual Meeting of Shareholders or any postponements or adjournments thereof.




Dated:  May 17, 2004                     By order of the Board of Directors


                                         /s/ Timothy F. Michno
                                         -------------------------------
                                         Timothy F. Michno
                                         Secretary and General Counsel

                               MOVADO GROUP, INC.
                                  650 FROM ROAD
                                PARAMUS, NJ 07652

                                 PROXY STATEMENT

                     INFORMATION CONCERNING THE SOLICITATION

         This proxy statement and the accompanying proxy are being furnished to the shareholders of Movado Group, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be used for voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, June 17, 2004 at 10:00 a.m., Eastern Daylight Time, at the Company's executive offices located at 650 From Road, Paramus, New Jersey and at any adjournments thereof. It is expected that this proxy statement and the form of proxy will first be sent to shareholders on or about May 17, 2004.

         At the Annual Meeting, the holders of the Company's Common Stock and Class A Common Stock (together the "Capital Stock") will be asked to consider and vote upon the following proposals:

         1. To elect eight directors to serve until the next annual meeting and until their successors are elected and qualified;

         2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending January 31, 2005;

         3. To approve extending the term of the Company's Deferred Compensation Plan for Executives, as amended and restated;

         4. To approve the adoption of an amendment and restatement of the Company's 1996 Stock Incentive Plan;

         5. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock and Class A Common Stock; and

         6. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

         The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the persons named in the enclosed proxy will have the power to vote all proxies received, and not theretofore revoked, in accordance with the recommendations of the Board of Directors. If the enclosed proxy is properly executed, returned to the Company in time for the Annual Meeting and not revoked, your shares will be voted in accordance with the instructions contained thereon. Where a signed proxy is returned, but no specific instructions are indicated, your shares will be voted as follows: FOR the nominees for Directors identified below; FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal year 2005 and FOR proposals 3, 4 and 5.

         Abstentions will be treated as present for purposes of determining a quorum for the Annual Meeting. Proxies returned by brokers as "non-votes" will not be treated as present for purposes of determining the presence of a quorum.

         Any shareholder who executes and returns a proxy may revoke it in writing at any time before it is voted at the Annual Meeting by: (i) filing with the Secretary of the Company, at the above address, written notice of such revocation bearing a later date than the proxy or a subsequent proxy relating to the same shares or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

         The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by officers, directors and employees of the Company, who will receive no additional compensation for such activities. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, who will be reimbursed for their reasonable expenses incurred in such connection.

                          OUTSTANDING VOTING SECURITIES

         The Board of Directors has fixed the close of business on May 10, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of record of the Capital Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any and all adjournments thereof. On April 16, 2004 there were 8,863,658 shares of Common Stock outstanding and 3,400,906 shares of Class A Common Stock outstanding. Each share of Common Stock is entitled to one vote, and each share of Class A Common Stock is entitled to 10 votes. The holders of a majority in voting power of the outstanding shares of Capital Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. The approval of the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal 2005 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The approval of each of proposal nos. 3 and 4 requires the affirmative vote of a majority of the votes cast on the proposal, provided that a majority in voting power of the outstanding shares of Capital Stock vote on the proposal. The approval of proposal no. 5 requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3 %) of the voting power of the outstanding shares of Capital Stock entitled to vote at the Annual Meeting.

                               SECURITY OWNERSHIP
                              OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Class A Common Stock and the Common Stock as of April 30, 2004 (except as otherwise noted in footnotes 3, 4, 5, 7 and 8) by (i) each shareholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of Class A Common Stock or of the outstanding shares of Common Stock, (ii) each director, (iii) each Named Executive Officer (as hereinafter defined) and (iv) all executive officers and directors as a group. Unless otherwise noted, all shares are beneficially owned by the persons indicated.

                                                                           PERCENT OF OUTSTANDING
                                                                           SHARES OF CAPITAL STOCK
                                                                           -----------------------
                                                           SHARES OF
                                                            CLASS A           SHARES OF
                                                            COMMON             COMMON                               PERCENT OF
                                                             STOCK              STOCK       CLASS A                   TOTAL
                                                         BENEFICIALLY       BENEFICIALLY     COMMON      COMMON      VOTING
        NAME OF BENEFICIAL OWNER                             OWNED              OWNED        STOCK       STOCK      POWER (1)
------------------------------------------------------------------------------------------------------------------------------
Margaret Hayes Adame (2)..........................              -                6,875          -           *            *
David L. Babson & Co.Inc. (3).....................              -              721,950          -          8.1%         1.7%
Barclays Global Investors, NA (4).................              -              476,596          -          5.4%         1.1%
Bricoleur Capital Management LLC (5)..............              -              621,801          -          7.0%         1.5%
Richard J. Cote (6)...............................              -              441,428          -          5.0%         1.0%
Dimensional Fund Advisors Inc. (7)................              -              678,637          -          7.7%         1.6%
FMR Corp. (8).....................................              -              895,830          -         10.1%         2.1%
Alexander Grinberg (9)............................         1,436,667            15,113        42.2%         *          33.5%
Efraim Grinberg(10)...............................           843,890           565,033        24.8%        6.4%        21.0%
Gedalio Grinberg (11).............................         2,029,989            78,920        59.7%         *          47.5%
Alan H. Howard (2)................................              -                5,937          -           *            *
Eugene J. Karpovich (12)..........................              -               26,547          -           *            *
Nathan Leventhal..................................              -                 -             -           -            -
Timothy F. Michno (13)............................              -               16,629          -           *            *
Donald Oresman (2)................................             1,960             5,000          *           *            *
Miriam Phalen (14)................................         1,448,381              -           42.6%         -          33.8%
Leonard L. Silverstein (2) (15)...................           456,470            51,323        13.4%         *          10.8%
All  executive  officers and directors as
a group (12) persons) (16)........................         2,875,839         1,135,681        84.6%       12.8%        69.7%

----------
*    DENOTES LESS THAN ONE PERCENT

The address for Messrs. Cote, A. Grinberg, G. Grinberg. E. Grinberg, Howard, Karpovich, Leventhal, Michno, Oresman and Silverstein and Ms. Hayes Adame and Ms. Phalen is c/o Movado Group, Inc., 650 From Road, Paramus, New Jersey 07652.

(1) In calculating the percent of total voting power, the voting power of shares of Common Stock (one vote per share) and Class A Common Stock (10 votes per share) has been aggregated.

(2) The total shares of Common Stock reported as beneficially owned by each of Ms. Hayes Adame and Messrs. Howard, Oresman and Silverstein includes 5,000 shares each has the right to acquire by the exercise of options under the Company's 1996 Stock Incentive Plan.

(3) In a filing on Schedule 13G dated February 3, 2004 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), David L. Babson & Co. Inc. ("Babson") reported beneficial ownership as of December 31, 2003 of 721,950 shares of Common Stock as to which it reported having sole dispositive power; shared voting power as to 301,000 shares and sole voting power as to 420,950 shares. Babson also reported that all of the shares of Common Stock that it beneficially owns were acquired in the ordinary course of business and not for the purpose or with the effect of changing or influencing control of the Company, or in connection with any transaction having such purpose or effect. The address of Babson is One Memorial Drive, Cambridge, MA 02142.

(4) On February 13, 2004 in a filing on Schedule 13G under the Exchange Act, Barclays Global Investors, NA ("BGI"), Barclays Global Fund Advisors ("BGF") and Barclays Capital Inc. reported beneficial ownership as of December 31, 2003, respectively, of 370,037, 70,859 and 35,700 shares of Common Stock for an aggregate total of 476,496 shares. Each of BGI, BGF and Barclays Capital Inc. reported having sole dispositive power and sole voting power over all the shares it reported as beneficially owning. Each reporting person also reported that all of the shares of Common Stock which it beneficially owns were acquired in the ordinary course of business and not for the purpose or with the effect of changing or influencing control of the Company, or in connection with any transaction having such purpose or effect. The address of BGI and BGF is 45 Fremont Street, San Francisco, CA 94105. The address of Barclays Capital Inc. is 200 Park Avenue, New York, NY 10166.

(5) In a filing on Schedule 13G dated February 6, 2004 under the Exchange Act, Bricoleur Capital Management LLC ("Bricoleur") reported beneficial ownership of 621,801 shares of Common Stock, as to which it has shared voting and shared dispositive power. Bricoleur also reported that all of the shares of Common Stock that it beneficially owns were acquired in the ordinary course of business and not for the purpose or with the effect of changing or influencing control of the Company, or in connection with any transaction having such purpose or effect. The address of Bricoleur is 12230 El Camino Real, Suite 100, San Diego, CA 92130.

(6) The total shares of Common Stock reported as beneficially owned by Mr. Cote includes 264,000 shares which he has the right to acquire by the exercise of options under the Company's 1996 Stock Incentive Plan and 1,100 shares held by a trust for the benefit of his children as to which shares Mr. Cote has shared dispositive power with his spouse who is the trustee with sole voting power.

(7) On February 6, 2004 in a filing on Schedule 13G under the Exchange Act, Dimensional Fund Advisors, Inc. ("DFA") reported beneficial ownership as of December 31, 2003 of 678,637 shares of Common Stock as to all of which it has sole voting and investment power. DFA also reported that all of the shares of Common Stock that it beneficially owns were acquired in the ordinary course of business and not for the purpose or with the effect of changing or influencing control of the Company, or in connection with any transaction having such purpose or effect. The address of DFA is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(8) FMR Corp., together with its wholly owned subsidiary, Fidelity Management and Research Company ("Fidelity"), and Edward C. Johnson 3rd and Abigail P. Johnson in their capacity as a controlling group of FMR Corp., in a joint filing on Schedule 13G dated February 16, 2004, under the Exchange Act, reported beneficial ownership as of December 31, 2003 of 895,830 shares of Common Stock as to which FMR Corp. reported having sole dispositive power and no voting power. The reporting persons also reported that all of the shares of Common Stock beneficially owned by them were acquired in the ordinary course of business and not for the purpose or with the effect of changing or influencing control of the Company, or in connection with any transaction having such purpose or effect. The address of each such reporting person is 82 Devonshire Street, Boston, Massachusetts 02109.

 (9) The total number of shares of Class A Common Stock beneficially owned by Mr. A. Grinberg includes 1,265,677 shares owned by Grinberg Partners L.P., a Delaware limited partnership, of which Mr. A.

         Grinberg is a limited partner, and 37,910 shares owned by trusts for the benefit of Mr. A. Grinberg's niece and nephew, of which trusts he is a co-trustee with Mr. Mark Fishman. Mr. A. Grinberg has shared voting and investment power with Grinberg Partners L.P., Grinberg Group Partners, a Delaware general partnership (general partner of Grinberg Partners L.P.) and Miriam Phalen over the 1,265,677 shares owned by Grinberg Partners L.P., and shared voting and investment power with Mr. Fishman over the 37,910 shares owned by the trusts. The Common Stock owned by Mr. A. Grinberg includes 7,032 shares he has the right to acquire by the exercise of options under the Company's 1996 Stock Incentive Plan.

(10) The total number of shares of Class A Common Stock beneficially owned by Mr. E. Grinberg includes an aggregate of 281,653 shares held by several trusts for the benefit of Mr. E. Grinberg's siblings and himself, of which trusts Mr. E. Grinberg is sole trustee. As sole trustee, Mr. E. Grinberg has sole investment and voting power with respect to the shares held by such trusts. In addition, the amount of shares of Class A Common Stock reported for Mr. E. Grinberg includes an aggregate of 431,470 shares of Class A Common Stock held by several trusts for the benefit of Mr. E. Grinberg's siblings and himself, of which trusts Mr. E. Grinberg is co-trustee with Mr. Leonard L. Silverstein. As a co-trustee, Mr. E. Grinberg has shared investment and voting power with Mr. Silverstein with respect to the shares of Class A Common Stock held by such trusts. The total number of shares of Common Stock owned by Mr. E. Grinberg includes 34,973 shares of Common Stock held under the Company's Employee Savings and Investment Plan ("401(k) Plan"), the trustees of which are Messrs. G. Grinberg and E. Grinberg, both of whom have shared investment and voting power as to such shares and 29,222 shares of Common Stock held under the Company's Stock Bonus Plan, for which Mr. E. Grinberg is a co-trustee and as to which shares he has shared investment and voting power. Mr. E. Grinberg disclaims beneficial ownership as to the 477,109 shares of Class A Common Stock held by the trusts for the benefit of his siblings of which he is trustee or co-trustee; the 34,973 shares of Common Stock held under the Company's 401(k) Plan and the 29,222 shares of Common Stock held under the Company's Stock Bonus Plan except to the extent of his pecuniary interest in the 35,608 shares held under the Company's 401(k) Plan. The total number of shares of Common Stock owned by Mr. E. Grinberg also includes 420,832 shares of Common Stock which he has the right to acquire by the exercise of options under the Company's 1996 Incentive Stock Plan.

(11) The total number of shares of Class A Common Stock beneficially owned by Mr. G. Grinberg includes: 25,000 shares of Class A Common Stock owned by The Grinberg Family Foundation, a non-profit corporation of which Mr. G. Grinberg, Sonia Grinberg and Leonard L. Silverstein are the directors and officers and as to which shares these three individuals have shared investment and voting power, and 1,265,677 shares owned by Grinberg Partners L.P., a Delaware limited partnership, of which Grinberg Group Partners, a Delaware general partnership ("GGP"), is the general partner. As the managing partner of GGP, Mr. G. Grinberg has shared power to direct the voting and disposition of the shares owned by Grinberg Partners L.P. Also included in the total number of shares of Class A Common Stock beneficially owned by Mr. G. Grinberg are 19,000 shares owned by CAP I Partners L.P., a limited partnership of which CAP I Partners LLC is the general partner. Mr. G. Grinberg, as the managing member of CAP I Partners LLC, has the sole power to vote and dispose of the shares owned by CAP I Partners L.P. The total number of shares of Common Stock beneficially owned by Mr. G. Grinberg includes 34,973 shares of Common Stock held under the Company's 401(k) Plan, the trustees for which are Messrs. G. Grinberg and E. Grinberg, both of whom have shared investment and voting power as to such shares; 29,222 shares of Common Stock held under the Company's Stock Bonus Plan, for which Mr. G. Grinberg is a co-trustee and as to which shares he has shared investment and voting power; and 9,000 shares of Common Stock held by a charitable remainder trust for which Mr. G. Grinberg is a co-trustee together with Mr. Andrew Weiss. Mr. G. Grinberg disclaims beneficial ownership as to the shares of Class A Common Stock owned by The Grinberg Family Foundation and by CAP I Partners L.P. and the shares of Common Stock held under the Company's 401(k) Plan and under the Company's Stock Bonus Plan, except to the extent of his pecuniary interest therein.

(12) The total number of shares of Common Stock reported as beneficially owned by Mr. Karpovich includes 19,762 shares which he has the right to acquire by the exercise of options under the Company's 1996 Stock Incentive Plan.

(13) The total number of shares of Common Stock reported as beneficially owned by Mr. Michno includes 16,620 shares which he has the right to acquire by the exercise of options under the Company's 1996 Stock Incentive Plan.

(14) The total number of shares of Class A Common Stock beneficially owned by Ms. Miriam Phalen includes 1,265,677 shares owned by Grinberg Partners L.P., a Delaware limited partnership of which Ms. Phalen is a limited partner, and 37,907 shares owned by trusts for the benefit of Ms. Phalen's children, of which trusts Ms. Phalen is the sole trustee. Ms. Phalen has shared voting power with Grinberg Partners L.P., Grinberg Group Partners, a Delaware general partnership (general partner of Grinberg Partners L.P.) and A. Grinberg over the 1,265,677 shares owned by Grinberg Partners L.P., and sole voting and investment power over the 37,907 shares owned by the trusts.

(15) The total number of shares of Class A Common Stock beneficially owned by Mr. Leonard L. Silverstein includes an aggregate of 431,470 shares of Class A Common Stock held by several trusts for the benefit of Mr.
         G. Grinberg's three children, of which trusts Mr. Silverstein is co-trustee with Mr. E. Grinberg, with whom he has shared investment and voting power as to the shares held by such trusts. The total number of shares of Class A Common Stock reported for Mr. Silverstein also includes 25,000 shares of Class A Common Stock owned by The Grinberg Family Foundation, of which Mr. G. Grinberg, his wife and Mr. Silverstein are the directors and officers and as to which shares these three individuals have shared investment and voting power. The total number of shares of Common Stock beneficially owned by Mr. Silverstein includes: 2,000 shares owned by the Leonard and Elaine Silverstein Family Foundation of which Mr. Silverstein and his wife are the directors and officers and as to which shares they have shared investment and voting power, and 44,323 shares held by a trust of which Mr. Silverstein is trustee and as to which shares he has sole investment and voting power. Mr. Silverstein disclaims beneficial ownership of the shares of Class A Common Stock held by the trusts of which he is co-trustee with E. Grinberg, by The Grinberg Family Foundation and by The Leonard and Elaine Silverstein Family Foundation.

(16) Excludes double counting of shares deemed to be beneficially owned by more than one person. Unless otherwise indicated, the individuals named have sole investment and voting power.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Directors hold office until the next annual meeting of shareholders and until the election and qualification of their successors. The Company's By-laws provide that the number of Directors constituting the Board may be changed by action of the Board of Directors, so long as the number is not less than three. The Board currently consists of eight directors. All of the nominees are members of the present Board of Directors. If any nominee for election to the Board of Directors of the Company should be unable to accept nomination or election as a director, which is not expected, the proxies may be voted with discretionary authority for a substitute or substitutes designated by the Board of Directors or the number of Directors constituting the Board may be reduced in accordance with the Company's By-laws. Directors shall be elected by the holders of a plurality of the voting power present in person or represented by proxy and entitled to vote. Abstentions and broker "non-votes" shall not be counted for purposes of the election of directors. THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THE NOMINEES LISTED BELOW. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED EXCEPT WHERE AUTHORITY HAS BEEN WITHHELD.

         The following table lists information with respect to the nominees for election as Directors of the Company.

                      NAME                    AGE                           POSITION
                      ----                    ---                           --------
          Margaret Hayes Adame                64            Director

          Richard J. Cote                     49            Executive Vice President and Chief
                                                            Operating Officer; Director

          Efraim Grinberg                     46            President and Chief Executive Officer;
                                                            Director

          Gedalio Grinberg                    72            Chairman of the Board of Directors

          Alan H. Howard                      44            Director

          Nathan Leventhal                    61            Director

          Donald Oresman                      78            Director

          Leonard L. Silverstein              82            Director

         There are no family relationships between any of the Company's directors with the exception of Efraim Grinberg, who is the son of Gedalio Grinberg. There are no arrangements between any director and any other person pursuant to which any of them was elected a director.

         MS. HAYES ADAME was elected to the Board of Directors of the Company in September 1993. Ms. Hayes Adame is the President of the Fashion Group International, Inc. which she joined in March 1993. From 1981 to March 1993, Ms. Hayes Adame was a senior vice president and general merchandise manager at Saks Fifth Avenue. She is also a member of the board of directors of International Flavors & Fragrances, Inc.

         MR. COTE joined the Company in January 2000 as Executive Vice President
- Finance and Administration. In May 2001 Mr. Cote's title was changed to Executive Vice President - Chief Operating Officer. Prior to joining the Company, Mr. Cote worked for Colgate-Palmolive, where, from 1998 to 2000 he was Vice President and Chief Financial Officer for U.S. operations, and from 1993 to 1998, he was Vice President and Chief Financial Officer for Asia/Pacific operations.

         MR. E. GRINBERG joined the Company in June 1980 and served as the Company's Vice President of Marketing from February 1985 until July 1986, at which time he was elected to the position of Senior Vice President of Marketing. In 1988, Mr. E. Grinberg was elected to the Board of Directors of the Company. From June 1990 to October 1995, Mr. E. Grinberg served as the Company's President and Chief Operating Officer and since October 1995 served as the Company's President. In May 2001, Mr. E. Grinberg was elected to the position of President and Chief Executive Officer. Mr. E. Grinberg also serves on the Board of Directors of Lincoln Center for the Performing Arts, Inc., the American Watch Association and the Jeweler's Security Alliance.

         MR. G. GRINBERG founded the Company in 1961 and is the Chairman of the Board of Directors. Mr. G. Grinberg served as the Company's Chief Executive Officer until May 2001.

         MR. HOWARD was elected to the Board of Directors of the Company in September 1997. Mr. Howard is a Managing Director of Credit Suisse First Boston LLC ("CSFB"). He has been with CSFB and its predecessor companies since 1986. Prior to 1986, Mr. Howard worked with the James River Corporation and the Dixie Products Group of American Can Company.

         MR. LEVENTHAL, who was appointed to the Board in November 2003, served as Chief of Staff to John Lindsay, Deputy Mayor to Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. He currently chairs Mayor Bloomberg's Committee on Appointments. In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program. He currently serves on the boards and is chairman of the audit committees of 16 equity and fixed income mutual funds managed by the Dreyfus Corporation. Mr. Leventhal is a former partner of the law firm Poletti Freidin Prashker Feldman & Gartner.

         MR. ORESMAN has served on the Board of Directors of the Company since 1981. He was Executive Vice President and General Counsel of Paramount Communications, Inc., a publishing and entertainment company, from December 1983 until his retirement in March 1994. Prior to December 1983, Mr. Oresman was engaged in the practice of law as a partner of Simpson Thacher & Bartlett where he is now Of Counsel.

         MR. SILVERSTEIN has served on the Board of Directors of the Company since 1975. He has been engaged in the practice of law at Silverstein and Mullens, a division of Buchanan Ingersoll, in Washington, D.C., for over 40 years. Mr. Silverstein also serves as Vice President and Director of Tax Management, Inc., a wholly owned subsidiary of BNA, Inc., and a director of Chevy Chase Federal Savings Bank. He is a former Vice Chairman and currently an active honorary trustee of the John F. Kennedy Center for the Performing Arts, Past President of the Alliance Francaise of Washington, formerly President and currently a director of the National Symphony Orchestra Association, Treasurer of the Madison Council of the Library of Congress and President, French-American Cultural Foundation.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES


         BOARD MEETINGS AND COMMITTTEES

         The Board of Directors held nine meetings during fiscal 2004, at all but one of which every director was in attendance. In fiscal 2004, the Board of Directors had two committees: a Compensation Committee and an Audit Committee. In March 2004 the Board established its Nominating/Corporate Governance Committee.

         AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is currently composed of Ms. Hayes Adame and Messrs. Howard, Leventhal and Oresman. Mr. Oresman is the chairman of the Audit Committee. The Board of Directors believes that each member of the Audit Committee is an "audit committee financial expert" as defined under the rules adopted by the SEC. The Audit Committee held six meetings in fiscal 2004 and each member of the committee attended every meeting.

         The principal functions of the Audit Committee are to (i) appoint, approve the compensation of, terminate and oversee the work of the Company's independent auditors; (ii) approve in advance all audit and permissible non-audit services provided to the Company by independent auditors; (iii) review, in consultation with the Company's independent auditors, management and the Company's internal auditors, the Company's financial reporting process, including its internal controls; (iv) review with management and the Company's independent auditors, the Company's annual and quarterly financial statements before the same are publicly filed, and (v) report regularly to the Board with respect to any issues that arise concerning, among other things, the quality or integrity of the Company's financial statements, the performance of the internal audit function, the Company's compliance with legal requirements and the performance and independence of the Company's independent auditors. The Audit Committee operates under a written charter which is attached to this Proxy Statement as Appendix A. The charter of the Audit Committee is also available on the Company's website at WWW.MOVADOGROUPINC.COM.

         COMPENSATION COMMITTEE

         The directors serving on the Compensation Committee of the Board of Directors are Ms. Hayes Adame and Mesrrs. Howard, Leventhal, Oresman and Silverstein. Mr. Howard is the chairman of the Compensation Committee. The Compensation Committee held five meetings in fiscal 2004 and each member of the committee attended every meeting. The principal functions of the Compensation Committee are to (i) review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives and set the CEO's compensation level based on that evaluation; (ii) review and approve compensation levels for executive non-CEO officers and key employees of the Company; (iii) review significant employee benefit programs and
(iv) establish and administer executive compensation programs, including bonus plans, stock option and other equity-based programs, deferred compensation plans and any other cash or stock incentive programs. The Compensation Committee operates under a written charter, which is available on the Company's website at WWW.MOVADOGROUPINC.COM.

         NOMINATING/ CORPORATE GOVERNANCE COMMITTEE

         The Nominating/Corporate Governance Committee, currently composed of Ms. Hayes Adame and Mssrs. Howard, Leventhal, Oresman and Silverstein, was established in March 2004 and therefore did not meet in fiscal 2004. The principal functions of the Nominating/Corporate Governance Committee are to (i) identify individuals qualified to become directors, consistent with criteria approved by the Board, and recommend director candidates to the Board of Directors; (ii) develop and recommend corporate governance principles to the Board of Directors; (iii) oversee the adoption of a code of ethics for directors, officers and employees of the Company and assure that procedures are in place for disclosure of any waivers of that code for directors or executive officers; and (iv) oversee the evaluation of the Board. The Nominating/Corporate Governance Committee operates under a written charter, which is available on the Company's website at WWW.MOVADOGROUPINC.COM. Mr. Leventhal is the chairman of the Nominating/Corporate Governance Committee.

In considering possible candidates for director, the Nominating/Corporate Governance Committee will take into account all appropriate qualifications, qualities and skills in the context of the current make-up of the Board and will consider the entirety of each candidate's credentials. In addition, the Nominating/Corporate Governance Committee will evaluate each nominee according to the following criteria: personal character, accomplishments, integrity, and reputation in the business community; knowledge of the industry in which the Company does business; sound business judgment; leadership ability and capacity for strategic thinking; experience working constructively with others; sufficient time to devote to Board matters; diversity of viewpoints and backgrounds and the absence of any conflict of interest that might interfere with performance as a director.

Shareholders may recommend director candidates for consideration by the Nominating/Corporate GovernanceCommittee. To have a candidate considered by the Nominating/Corporate Governance Committee, a shareholdermust submit the recommendation in writing and must include the following information:

         o The name of the shareholder and evidence of the person's ownership of Company stock, including the number and class of shares owned and the length of time of ownership; and

         o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if nominated by the Board of Directors.

Each such recommendation must be sent to the Secretary of the Company at Movado Group, Inc., 650 From Road, Paramus, New Jersey 07652 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of shareolders. The Nominating/Corporate Governance Committee will evaluate shareholder recommended director candidates in the same manner as it evaluates director candidates identified by other means.

Nathan Leventhal, who is a nominee for election as a director, was originally nominated for appointment to the Board in November 2003 by the Company's CEO.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

The non-management directors hold regular executive sessions without management, and at least once each quarter. The presiding director of these executive sessions rotates among each of the non-management directors.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate directly with the full Board of Directors, the Audit Committee of the Board of Directors or any individual director by sending such communication in writing to the attention of the General Counsel of the Company, 650 From Road, Paramus, NJ 07652. Such communicatons should indicate to whom they are intended to be directed. All communications received that relate to accounting, internal accounting controls or auditing matters will be referred to the chairman of the Audit Committee unless the communication is otherwise addressed. Parties may communicate anonymously and/or confidentially if they desire. All communications received will be forwarded to the appropriate director or directors.

DIRECTOR ATTENDANCE AT ANNUAL MEETING

The Company encourages all of the directors to attend each annual meeting of shareholders. To that end, and to the extent reasonably practicable, the Company regularly schedules a meeting of the Board of Directors on the same day as the Annual Meeting of Shareholders. Each member of the Board of Directors attended the 2003 Annual Meeting of Shareholders.

DIRECTOR INDEPENDENCE

The listing standards of the New York Stock Exchange ("NYSE") require that a majority of the Board of Directors be independent. No director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board of Directors broadly considers all relevant facts and circumstances relative to independence and considers the issue not merely from the standpoint of the director, but also from the viewpoint of persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others). In accordance with the NYSE listing standards the Board has adopted categorical standards of director independence that provide that none of the following relationships will be considered a material relationship that would impair a director's independence:

         o A director who is a director, an executive officer or an employee, or whose immediate family member is a director, an executive officer or an employee, of a company that makes payments to, or receives payments from, the Company for goods or services in an amount which, in any single fiscal year, is less than the greater of $1,000,000 and 2% of such other company's consolidated gross revenues; or

         o A director who serves, or whose immediate family member serves, as an executive, officer, director, trustee or employee of a charitable organization and the Company's discretionary charitable contributions to the organization are less than the greater of $1,000,000 and 2% of that organization's consolidated gross revenues.

The Board of Directors has determined that all of the non-management members of the Board of Directors are independent under the NYSE listing standards and satisfy the Company's categorical standards set forth above.

In addition, in accordance with the NYSE listing standards, the Board of Directors has determined that the Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee are composed entirely of independent directors. The Board of Directors has also determined that each member of the Audit Committee is independent under the provisions of the Sarbanes-Oxley Act of 2002 applicable to audit committee independence, including the rules of the SEC thereunder.


                              DIRECTOR COMPENSATION

         No executive officer of the Company receives any additional compensation for serving the Company as a member of the Board of Directors or any of its committees. In fiscal 2004, Directors who were not employees of the Company received an annual fee of $25,000. In addition, non-employee Directors are eligible to receive stock awards under the 1996 Stock Incentive Plan, as amended. To date, Ms. Hayes Adame and Messrs. Howard, Oresman and Silverstein have each been awarded options to purchase 8,000 shares of the Company's Common Stock under that plan. Of these, options for the purchase of 2,000 shares were immediately vested when granted in calendar 1998 and expired in calendar year 2003. The remaining options that have been granted to date to these non-employee directors vest in one-third increments on each of the first three anniversaries following the grant date, expire after 10 years and have an exercise price equal to or greater than the fair market value of the Company's Common Stock on the date of grant.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                  Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Exchange Act the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing and shall not otherwise be deemed filed under such acts.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended January 31, 2004 with the Company's management. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.

         Based on the Audit Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004 for filing with the Securities and Exchange Commission. The

Committee and the Board also have recommended, subject to shareholder approval, the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal 2005.

         Members of the Audit Committee:

         Margaret Hayes Adame
         Alan H. Howard
         Nathan Leventhal
         Donald Oresman



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the federal securities laws, the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Stockholders"), are required to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Executive officers, directors and 10% Stockholders of the Company are required by law to furnish the Company with copies of all forms so filed. Based solely on review of copies of such forms received or written representations that no other reports were required, the Company believes that, during the last fiscal year, its executive officers, directors and 10% Stockholders timely complied with all such filing requirements applicable to them with respect to their beneficial ownership of Capital Stock, except that Kathy Melita, the Company's former Controller, inadvertently filed a Form 3 ("Initial Statement of Beneficial Ownership") one day late.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has an agreement with Mr. Cote that provides for the continuation of his then applicable annual base salary paid bi-weekly for 24 months following Mr. Cote's termination of employment within two years after a change in control (defined as the acquisition by a person or group of more than 50% of the combined aggregate voting power represented by the Company's then outstanding shares; or certain mergers and asset sales; or a liquidation or dissolution), except that nothing is due if his termination is because of his death, disability or for cause.

         In fiscal 1996, the Company entered into an agreement with a trust which, at that time, owned an insurance policy issued on the lives of Gedalio Grinberg and his spouse. The insurance policy provides for a death benefit of $27 million. The trustees of the trust are the three children of Mr. G. Grinberg and his spouse, namely, Efraim Grinberg, Alexander Grinberg and Miriam Phalen. Under the agreement, the trust assigned the insurance policy to the Company as collateral to secure repayment by the trust of interest free loans made by the Company to the trust in amounts equal to the premiums on the insurance policy (approximately $740,000 per annum). The agreement required the trust to repay the loans from the death benefit proceeds of the policy. At January 31, 2003 the Company had loaned the trust $5,186,860 under this agreement. On April 4, 2003, the agreement was amended and restated to transfer the policy (which at that time had a cash surrender value of $4,595,591) from the trust to the Company in partial repayment of the then outstanding loan balance which, as of that date, was reduced to $591,269.

         See "Compensation Committee Interlocks and Insider Participation" for information regarding certain business relationships between the Company and Mr. Silverstein's law firm.

                               EXECUTIVE OFFICERS

         For detailed information concerning Richard Cote, Gedalio Grinberg and Efraim Grinberg, see the listing for each under the heading "Election of Directors" above. The names of the other executive officers of the Company (and their respective ages as of the filing date of this report) are set forth below together with the positions held by each during the past five years.

                 NAME                      AGE                        POSITION
                 ----                      ---                        --------
         Eugene J. Karpovich               57         Senior Vice President and Chief
                                                      Financial Officer

         Frank  V. Kimick                  37         Vice President, Treasurer and Assistant
         Kimick                                       Secretary

         Timothy F. Michno                 47         Secretary and General Counsel


         MR. KARPOVICH joined the Company in 1998 as CFO for the Movado brand. From 2000 to 2001 he was Vice President, Financial Planning for the Company. He was promoted to Senior Vice President and Chief Financial Officer in October 2001. Before joining the Company, Mr. Karpovich had been the CFO of the watch company Wittnauer International, Inc., a subsidiary of Westinghouse Electric Corporation, Inc., where he was employed for 23 years.

         MR. KIMICK joined the Company in 1996 as Assistant Treasurer and in May 2001 was promoted to Vice President, Treasurer. Mr. Kimick is responsible for worldwide treasury operations, banking relationships and all aspects of cash and risk management. Before joining the Company, Mr. Kimick had been the Treasurer for Sunshine Biscuits, Inc. and held several treasury and consulting positions at other organizations.

         MR. MICHNO joined the Company in April 1992 and since then has served as its Secretary and General Counsel. He has been engaged in the practice of law since 1983. Immediately prior to joining the Company and since 1986, he was an associate at the New York firm of Chadbourne & Parke. From 1988 to 1991 he served as a resident outside counsel to Fortune Brands, Inc. (formerly known as American Brands, Inc.), a consumer products company.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation awarded to, earned by or paid to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who were serving as such as of the end of the Company's last fiscal year (collectively, the "Named Executive Officers") during fiscal 2004, 2003 and 2002 (each fiscal year ending January
31) for services rendered in all capacities to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation                           Long Term Compensation Awards
                                         ---------------------------------------   -----------------------------------------------
                                                                        Other                       Number of
                                                                       Annual      Restricted       Securities          All Other
       Name  and                                                    Compensation     Awards        Underlying          Compensation
  Principal Position              Year   Salary ($)    Bonus ($)        ($)          ($) (1)         Options (#)          ($)
----------------------------------------------------------------------------------------------------------------------------------
Efraim Grinberg                   2004    834,232      650,000          --            13,179             0             117,050 (3)
  President and Chief             2003    778,847      200,000          --            11,077             0             108,386
  Executive Officer               2002    760,866      150,000          --            12,323          400,000          108,850


Gedalio Grinberg                  2004    650,000      195,000          --                0              0             414,934 (4)
  Chairman of the Board           2003    675,000      150,000          --                0              0             438,580
                                  2002    650,000      100,000          --            1,000              0             430,352


Richard Cote                      2004    463,173      375,000          --            7,300              0              49,025 (6)
  Executive Vice President        2003    415,385      200,000          --            5,908              0              43,400
  Chief Operating Officer         2002    400,000      120,000 (5)      --           41,023           240,000 (2)       43,400


Eugene J. Karpovich               2004    221,058      100,000          --           71,750              0              14,337 (7)
  Senior Vice President and       2003    207,693       65,000          --            1,354            15,000           13,400
  Chief Financial Officer         2002    165,742       40,000 (5)      --           12,971             5,000           12,211

Timothy F. Michno                 2004    223,423       81,000          --           25,780              0              14,525 (8)
  Secretary and                   2003    221,385       45,000          --            1,720             5,000           14,150
  General Counsel                 2002    208,000       35,000          --            1,664             5,000           13,800

------------------

(1) At January 31, 2004 the aggregate number of shares of restricted stock held by each of the Named Executive Officers and the aggregate value thereof (based on the closing price of the Company's Common Stock as of January 31, 2004) were as follows: Mr. G. Grinberg: none; Mr. E.
         Grinberg: 1,563.67 shares, $44,595; Mr. Cote: 875.17 shares, $24,960;
         Mr. Karpovich: 201.35 shares, $5,743; and Mr. Michno: 220.73 shares, $6,295. All of such shares are phantom stock units ("Stock Units") granted under the Company's Deferred Compensation Plan for Executives ("Deferred Compensation Plan"). The Stock Units vest 20% at the end of each calendar year beginning in the calendar year in which awarded, except that, for participants 65 years or older, vesting is 100% at the end of the calendar year in which awarded. Mr. E. Grinberg was awarded 907.56, 756.04 and 697.30 Stock Units in calendar years 2001, 2002 and 2003 respectively. Mr. Cote was awarded 479.91, 403.22 and 409.38 Stock Units in calendar years 2001, 2002 and 2003 respectively. Mr. Karpovich was awarded 98.15, 100.12 and 98.39 Stock Units in calendar years 2001, 2002 and 2003 respectively. Mr. Michno was awarded 120.20, 106.15 and
         93.72 Stock Units in calendar years 2001, 2002 and 2003 respectively. No dividends accrue in respect of the Stock Units.

(2) All the options granted to Mr. E. Grinberg and Mr. Cote in fiscal 2002 were granted March, 16 2001 subject to shareholder approval of amendments to the Company's 1996 Stock Incentive Plan, which were approved at the 2001 Annual Meeting. The exercise price for one quarter of those options was set at the market price for the Common Stock on the grant date with the balance of those options exercisable at prices between 20% and 50% more than the grant date market price. The options vest in one third increments on each of the first three anniversaries of the grant date and represent the total expected to be granted to them until fiscal 2006.

(3) Includes a $3,400 matching contribution made by the Company in respect of fiscal 2004 for the account of Mr. E. Grinberg pursuant to the Company's Employee Savings and Investment Plan ("401(k) Plan"). Also includes a matching cash contribution of $66,026 and a non-cash contribution of 697.30 Stock Units valued at $16,474 (based on the closing prices of the Company's Common Stock on the grant dates) for fiscal 2004 to his account under the Company's Deferred Compensation Plan. Also includes $31,150 in total annual premiums paid in respect of certain life insurance policies purchased for Mr. E. Grinberg by the Company. Under his arrangement with the Company, Mr. E. Grinberg is entitled to the cash surrender value in respect of certain of these life insurance policies and his beneficiary is entitled to the applicable benefit without, in either event, reimbursement to the Company of any premiums paid by the Company under such policies.

(4) Includes $191,595 in total annual premiums paid in respect of certain life insurance policies and one travel accident policy purchased for Mr. G. Grinberg by the Company. Under his arrangement with the Company, Mr. G. Grinberg is entitled to the cash surrender value under these life insurance policies and his beneficiary is entitled to the applicable benefit without, in either event, reimbursement to the Company of any premiums paid by the Company under such policies. Also includes a $3,400 matching contribution made by the Company in respect of fiscal 2004 for the account of Mr. G. Grinberg pursuant to the Company's 401(k) Plan. Also includes $154,939 accrued by the Company in respect of a Death and Disability Benefit Plan agreement with Mr. G. Grinberg. See "Contract with Chairman" below. Also includes a matching cash contribution of $52,000 and a non-cash contribution of 620.99 Stock Units valued at $13,000 (based on the closing prices of the Company's Common Stock on the grant dates) made by the Company for fiscal 2004 to Mr. G. Grinberg's account pursuant to the Company's Deferred Compensation Plan.

 (5) Mr. Cote and Mr. Karpovich each elected to receive, in lieu of 20% of the cash bonus that otherwise would have been awarded for fiscal 2002, restricted stock which is reported under the "Restricted Stock Awards" column for that fiscal year.

 (6) Includes a $3,400 matching contribution made by the Company in respect of fiscal 2004 for the account of Mr. Cote pursuant to the Company's 401(k) Plan. Also includes a matching cash contribution of $36,500 and a non-cash contribution of 409.38 Stock Units valued at $9,125 (based on the closing prices of the Company's Common Stock on the grant dates) for fiscal 2004 to his account under the Company's Deferred Compensation Plan.

 (7) Includes a $3,400 matching cash contribution made by the Company in respect of fiscal 2004 for the account of Mr. Karpovich pursuant to the Company's 401(k) Plan. Also includes a matching cash contribution of $8,750 and a non-cash contribution of 98.39 Stock Units valued at $2,187 (based on the closing prices of the Company's Common Stock on the grant dates) for fiscal 2004 to his account under the Company's Deferred Compensation Plan.

(8) Includes a $3,400 matching contribution made by the Company in respect of fiscal 2004 for the account of Mr. Michno pursuant to the Company's 401(k) Plan. Also includes a matching cash contribution of $8,900 and a non-cash contribution of 93.72 Stock Units valued at $2,225 (based on the closing prices of the Company's Common Stock on the grant dates) for fiscal 2004 to his account under the Company's Deferred Compensation Plan.


CONTRACT WITH CHAIRMAN

         Under a Death and Disability Benefit Plan Agreement with Mr. G. Grinberg, dated September 23, 1994, in the event of Mr. G. Grinberg's death or disability while employed by the Company, the Company will pay to his spouse, if she is then living, an annual benefit equal, as of fiscal 2004, to $358,530 (increased October 1 each year by an amount equal to two percent of the benefit that would have been payable in the prior year). Benefits are payable for the lesser of 10 years or the life of Mr. G. Grinberg's spouse, and are payable only from the general assets of the Company. Neither Mr. G. Grinberg nor his spouse may assign the Agreement or any of the benefits payable thereunder and none of the benefits are payable to the estates or any of the heirs of Mr. G. Grinberg or his spouse.

         The Agreement provides that it automatically terminates in the event of the termination of Mr. G. Grinberg's employment with the Company for any reason other than his death or disability and further provides that it is not to be considered a contract of employment. For purposes of the Agreement "disability" means the inability of Mr. G. Grinberg to perform the duties pertaining to his job because of accident, sickness or other illness as determined by a majority of disinterested directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee was at all times during fiscal year 2004 comprised entirely of Directors who at no time were executive officers or employees of the Company. The Compensation Committee for fiscal year 2004 was comprised of Margaret Hayes Adame, Alan H. Howard, Donald Oresman, Leonard L. Silverstein and (as of his appointment to the Board on November 25, 2003) Nathan Leventhal. Mr. Silverstein is a partner at the law firm of Silverstein & Mullens, a division of Buchanan & Ingersoll, P.C. That firm rendered legal services to the Company during fiscal 2004. No executive officer of the Company has ever served as a member of the board of directors or compensation committee of any company whose executive officers include a member of the Board of Directors or the Compensation Committee.

FISCAL 2004 STOCK OPTION GRANTS

         The following table provides certain information regarding grants of stock options made during fiscal 2004 to the Named Executive Officers pursuant to the Company's 1996 Stock Incentive Plan. No new discretionary option grants were made in fiscal 2004 to any of the Named Executive Officers. Rather, the only options granted to such individuals were reload options, the issuance of which resulted from rights that were granted to the option holders as part of their initial option grants made in prior years. Under the reload program, option holders may use Company Common Stock or Class A Common Stock they have owned for at least six months to pay the exercise price of their options and have shares withheld for the payment of income taxes due on the exercise. They then receive a new reload option to make up for the shares they used or had withheld. The reload option does not "vest" (i.e., become exercisable) for six months and expires on the expiration date of the initial grant.

                                                                                                       GRANT
                                                   INDIVIDUAL GRANTS                                DATE VALUE (1)
                         ----------------------------------------------------------------------     -------------
                                                % OF
                                               TOTAL
                           NUMBER OF         NUMBER OF
                           SECURITIES        SECURITIES
                           UNDERLYING        UNDERLYING
                            OPTIONS       OPTIONS GRANTED    EXERCISE OR BASE                        GRANT DATE
                            GRANTED       TO EMPLOYEES IN          PRICE            EXPIRATION      PRESENT VALUE
      NAME                    (#)           FISCAL YEAR           ($/SH)               DATE              ($)
------------------       ------------    -----------------   ----------------      ------------     -------------
Gedalio Grinberg                0                0                  --                 --                   0

Efraim Grinberg               55,543           55.62               23.88          March 16, 2011         574,870
                             151,949                               30.06          March 16, 2011       1,928,233
                              48,284                               31.15          March 16, 2011         633,486

Richard Cote                  62,573           38.51               23.88          March 16, 2011         647,630
                             114,530                               31.15          March 16, 2011       1,502,634
Eugene Karpovich                 656            0.14               23.86          March 16, 2011           6,835

Timothy F. Michno               0                0                  --                 --                   0


         (1) The grant date present values set forth in the foregoing table were arrived at using the Black-Scholes option pricing model based on the following assumptions. Volatility was assumed to be 50.00% and 52.48% based on the weekly closing prices of the underlying Common Stock for the periods ending July 31, 2003 and January 31, 2004, respectively. The risk free rate of return for each option was determined based on the yield on the grant date on a U.S. Government Zero Coupon Bond with a maturity equal to the expected term of the option prior to exercise. Exercise was assumed to occur after 4.17 and 4.18 years, respectively, for the options granted with exercise prices of $30.06 and $31.15 and after 5.0 years for the options granted with exercise prices of $23.88 and $23.86. Dividend yields of 1.01%, 0.80% and 0.77% were assumed to be constant over the life of the options granted in July 2003 and on January 9 and January 14, 2004, respectively. Option grant dates were (grant date/exercise price): January 14, 2004/$31.15; January 9, 2004/$30.06; July 16, 2003/$23.86
and July 14, 2003/$23.88. This schedule does not take into account provisions of the options providing for termination of the option following termination of employment or nontransferability. The dollar amounts under this column are the result of calculations using a certain option pricing model based on the foregoing assumptions and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth information concerning exercises of stock options by the Named Executive Officers during the last fiscal year and the fiscal year-end value of shares of Common Stock represented by unexercised stock options held by each of the Named Executive Officers as of January 31, 2004.

                                                             NUMBER OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                 SHARES                          UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS
                                ACQUIRED        VALUE              FISCAL YEAR END  (#)         AT FISCAL YEAR END ($)
                              ON EXERCISE      REALIZED            --------------------         ----------------------
           NAME                   (#)             ($)         EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
---------------------         -----------      --------       -----------    -------------    -----------    -------------
Gedalio Grinberg                    0               0               0               0               0               0

Efraim Grinberg                  309,418       2,555,312         277,500         343,565       2,967,800       1,403,187

Richard Cote                     222,573       1,923,706         218,000         206,530       2,077,560         841,840

Eugene J. Karpovich               12,967          89,330         104,797
                                                                                     890           8,437          12,299
Timothy F. Michno
                                   2,000          29,000          11,789           7,399         105,880          83,260


EQUITY COMPENSATION PLAN INFORMATION

         The table below sets forth information with respect to shares of Common Stock that may be issued under the Company's equity compensation plans as of January 31, 2004.

                                  Number of Securities to be        Weighted-Average         Number of securities
                                    Issued Upon Exercise Of        Exercise Price of               Remaining
                                Outstanding Options, Warrants     Outstanding Options,           Available For
                                               and Rights         Warrants and Rights        Future Issuance Under
                                                                                           Equity Compensation Plans
                                                                                             (Excluding securities
Plan Category                                                                              Reflected in Column (A))
--------------------------      -----------------------------     --------------------     ------------------------
                                             (a)                           (b)                          (c)
Equity compensation plans
   approved by security
   holders (1).................           1,963,923 (2)                  $19.41 (3)                  545,962 (4)

Equity compensation plans
   not approved by
security holders (5).........                25,370                   NOT APPLICABLE                  61,752
                                -------------------                   --------------

Total........................             1,989,294                      $19.41                      607,714

------------------
(1)   Includes the 1996 Stock Incentive Plan and the Deferred Compensation Plan.

(2) Includes 1,925,359 options outstanding under 1996 Stock Incentive Plan and 38,564 phantom stock units issuable as 38,564 shares of Common Stock under the Deferred Compensation Plan.

(3) Weighted average exercise price of options outstanding under the 1996 Stock Incentive Plan.

(4) Includes 533,649 shares available for issuance under the 1996 Stock Incentive Plan as options and other share based awards, and 12,313 shares available for issuance under the Deferred Compensation Plan.

(5) Includes the Stock Bonus Plan described in Note 11 to the Company's consolidated financial statements included in the Company's Form 10-K filed for the year ended January 31, 2004.

                          COMPENSATION COMMITTEE REPORT

GENERAL

         The Compensation Committee of the Board of Directors (the "Committee") is responsible for reviewing and approving the Company's compensation policies affecting senior management, reviewing significant employee benefit programs and reviewing and administering the Company's 1996 Stock Incentive Plan. The Committee is comprised of Ms. Margaret Hayes Adame, Mr. Nathan Leventhal, Mr. Donald Oresman, Mr. Leonard L. Silverstein and Mr. Alan H. Howard, all of whom are non-management members of the Board.

         The compensation policies established by the Company and which were in effect during fiscal year 2004 are designed to enable the Company to attract, retain, motivate and appropriately reward a group of highly qualified individuals who are expected to contribute to the Company's continued success. The Committee believes that the relevant market for executive and management level talent includes not only those companies comprising its Industry Peer Group but also other companies engaged in other business activities in other industries. The three primary components of executive compensation are base pay, cash bonuses and stock based awards, primarily stock grants. The Committee reviews each component of executive compensation on an annual basis.

         To assist the Committee in its evaluation and approval of the Company's compensation policies for fiscal 2004, the Committee analyzed historic compensation data relative to the Company's executive and mid-level management.

BASE SALARIES

         Base salary levels for members of the Company's senior management team are reviewed by the Committee in light of the Committee's assessment of the responsibilities relative to the position under consideration, as well as each individual's background, training, experience and by reference to the competitive marketplace for comparable talent. Annual increases in base salary levels, if warranted, are reviewed with reference to the executive officer's performance and the performance of the Company as a whole. Executive performance is evaluated by the Committee by reference to the extent to which specific individual and departmental goals and objectives are met. These goals and objectives vary from department to department and, within any single department, from individual to individual. Corporate performance is measured by the Committee by reference to the Company's achievement of pre-tax profit goals and other financial performance targets set at the beginning of the fiscal year. For fiscal 2004, the Committee accepted the Company's recommendation to implement a general increase in base salary levels.

CASH BONUSES

         Cash bonuses, the second key component of executive compensation, are intended to provide incentives to senior management in the short term to achieve certain operating results, which are generally determined at the beginning of the fiscal year by management in consultation with the Board and, typically, tied to net income results. Concurrently with approving the annual operating objectives, the Committee establishes target bonuses for the coming fiscal year as a percentage of the base salary of each executive officer. In fiscal 2004, 75% was the target bonus for the CEO; 75% was the target bonus for Mr. Cote, with bonus targets ranging from 25% to 50 % for the other executive officers. Actual incentive compensation awards may be either more or less than targeted amounts depending on actual results compared with corporate, group and individual performance measures. By thus placing a significant percentage of each executive officer's compensation at risk, this approach creates a direct incentive for executive officers to achieve desired performance goals. Certain mid-level managers are also eligible to receive bonuses, which are used as an additional, incentive-based element of compensation dependent on corporate performance and individual merit.

         Based on the Company's overall performance in fiscal 2004 and its achieving all of its key operating results, the Committee authorized funding of the bonus pool at a 100% level for the fiscal year and the payment of individual bonus amounts in-line with the achievement of those corporate results. Individual bonus amounts were also determined by reference to subjective criteria and the extent to which individual performance objectives were achieved.

EQUITY BASED PLANS

         Equity participation is the third key element of the Company's executive compensation program and is afforded to executive officers and certain employees primarily through stock based awards and, to a lesser extent, stock options granted under the Company's 1996 Stock Incentive Plan (the "Incentive Plan"). In addition to the Incentive Plan, equity participation is also afforded to executives and certain key employees who participate in the Company's Deferred Compensation Plan as well as to all other employees, not eligible to participate in the Deferred Compensation Plan through the Company's Employee Stock Bonus Plan, adopted in fiscal 1999 ("Stock Bonus Plan").

         Stock awards and options have been awarded under the Incentive Plan on the basis of the position held by the grantee, contributions already made by the person meriting recognition and, more importantly, the Company's expectations of the contribution the person will make over the long term to the Company's growth. All options granted under the Incentive Plan have an exercise price equal to or greater than the market value of the stock on the date of grant, generally vest yearly over three or five years and expire ten years from the date of grant. In addition, certain options that have been granted contain a reload feature under which option holders can use Company common stock (or class A common stock) they have owned for at least six months to pay the exercise price of their options, have shares withheld for the payment of income taxes due on exercise and receive a new reload option to make up for the shares used or withheld. In fiscal 2004, in-line with management's recommendation, the Committee determined that, as a general rule, it would make grants of stock awards rather than options. All stock awards of Common Stock granted under the Incentive Plan in fiscal 2004 are subject to a three year vesting requirement. Thus, both option and stock grants are designed to retain executive officers and enhance shareholder value by aligning the financial interests of each executive officer or other key employee with the interests of the Company's shareholders over the long term.

         Under the Deferred Compensation Plan, participants' salary deferrals, up to either five or ten percent of base salary, are fully matched by the Company. Eighty percent of the match is in the form of cash and twenty percent is in the form of rights to Common Stock representing the number of shares (including fractional shares) of Common Stock that such twenty percent portion of the matching contribution could purchase based on the closing price of the Common Stock at the end of the calendar quarter in which the contribution is made. Vesting in Company matching contributions is 20% per year. Distributions are made beginning in January following termination of the participant's employment and are in ten annual installments unless the Company determines to make them in a lump sum.

         Under the terms of the Stock Bonus Plan, the Company determines after the end of each fiscal year, depending on financial performance and subject to Compensation Committee and Board approval, whether to make a contribution of shares to the plan from its treasury shares, up to an amount equivalent in value to up to 1% of the total base salaries of all participants in the plan. For fiscal 2004 the Company contributed 5,791 shares to the plan representing one percent (1.0%) of total base salaries of all plan participants. Each participant vests in 100% of their pro-rata portion (based on salary) of such contribution after five years or upon attaining retirement age if sooner. All distributions to plan participants are in the form of shares of Common Stock of the Company, with cash payments for any fractional share amounts.

COMPENSATION OF CHIEF EXECUTIVE OFFICER FOR FISCAL 2004

         The compensation paid to the Company's Chief Executive Officer ("CEO") in fiscal 2004 consisted primarily of salary and bonus. No new discretionary stock options or other stock awards under the Incentive Plan were granted to the CEO last year. An increase in Mr. E. Grinberg's base salary was approved by the Committee at the beginning of the year based on its assessment of his performance in the prior year, specifically having achieved positive cash flow, reduction of operating expenses, maintenance of strong gross margin and significant sales and net income results, and considering that there was no increase in the CEO's base salary in the prior year. Under the terms of the Company's 2001 Executive Performance Plan (SEE BELOW), the bonus paid to the CEO for fiscal 2004 was approved by the Committee on the basis of the Company achieveing the "Performance Criteria" for fiscal 2004 as set forth in that plan and as previously approved by the Committee, namely achieving the targeted earnings per share for that performance period.

POLICY REGARDING DEDUCTIBILITY OF COMPENSATION

         Section 162(m) of the Internal Revenue Code limits the tax deduction to $1 million for compensation paid to the CEO and the four other most highly compensated executive officers of the Company. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Company's 2001 Executive Performance Plan which was adopted in fiscal 2002 is structured such that annual incentive bonuses and long-term equity-based compensation paid thereunder for the Company's most senior executives should constitute qualifying performance-based compensation under Section 162(m). However, the Compensation Committee recognizes that unanticipated future events, such as a change of control of the Company or a change in executive personnel, could result in a disallowance of compensation deduction under Section 162(m). Moreover, the Compensation Committee may from time to time award compensation that is non-deductible under Section 162(m) when in the exercise of the Compensation Committee's business judgment such award would be in the best interest of the Company.


                                        COMPENSATION COMMITTEE

                                        Margaret Hayes Adame
                                        Alan H. Howard
                                        Nathan Leventhal
                                        Donald Oresman
                                        Leonard L. Silverstein

PERFORMANCE GRAPH

         The performance graph set forth below compares the cumulative total shareholder return of the Company's Common Stock for the last five fiscal years through the fiscal year ended January 31, 2004 with that of the Broad Market (CRSP Total Return Index for the NYSE Stock Market) and a peer group index comprised of the following four companies: Fossil Inc., Gucci Group NV, Tiffany & Co. and Friedmans Inc. (the "peer group"). The returns of each company in the peer group index have been weighted according to the respective issuer's stock market capitalization. Each graph assumes an initial investment of $100 on January 30, 1999 and the reinvestment of dividends (where applicable).


                         [GRAPHIC OMITTED - LINE CHART]

                 Comparison of Five-Year Cumulative Total Returns
                              Performance Report for
                                MOVADO GROUP, INC.

                 Date       Company Index   Market Index   Peer Index
                 ----       -------------   ------------   ----------
               01/29/1999        100.000        100.000        100.000
               02/26/1999         84.029         97.831        101.039
               03/31/1999         98.280        100.695        118.216
               04/30/1999         94.932        105.857        119.076
               05/28/1999         94.932        103.893        113.587
               06/30/1999        101.819        108.224        125.858
               07/30/1999         95.513        104.474        132.299
               08/31/1999        104.867        102.019        142.793
               09/30/1999         90.589         98.743        147.393
               10/29/1999         86.747        104.604        144.321
               11/30/1999         93.647        105.499        162.515
               12/31/1999         86.008        108.381        202.268
               01/31/2000         75.001        103.516        178.032
               02/29/2000         71.054         98.745        152.210
               03/31/2000         39.721        108.481        173.702
               04/28/2000         34.134        108.214        160.423
               05/31/2000         37.844        108.259        146.475
               06/30/2000         47.491        108.053        160.679
               07/31/2000         54.532        107.850        162.106
               08/31/2000         55.524        113.756        184.247
               09/29/2000         68.909        112.931        173.481
               10/31/2000         57.113        113.488        180.850
               11/30/2000         47.428        108.109        158.019
               12/29/2000         60.589        112.624        148.508
               01/31/2001         55.243        114.110        167.853
               02/28/2001         59.971        108.323        148.988
               03/30/2001         55.492        103.288        136.188
               04/30/2001         61.364        110.060        155.303
               05/31/2001         71.219        111.548        162.933
               06/29/2001         80.595        108.549        161.808
               07/31/2001         75.689        108.082        159.851
               08/31/2001         72.932        103.069        145.460
               09/28/2001         61.942         96.016        119.962
               10/31/2001         65.246         96.313        128.266
               11/30/2001         74.053        102.083        146.790
               12/31/2001         76.855        104.120        155.534
               01/31/2002         70.975        102.667        169.049
               02/28/2002         73.782        102.798        162.949
               03/28/2002         88.017        106.719        175.364
               04/30/2002         91.548        102.363        190.722
               05/31/2002         86.328        101.951        187.093
               06/28/2002        100.984         95.394        178.543
               07/31/2002         80.374         88.113        154.384
               08/30/2002         73.218         89.024        156.257
               09/30/2002         65.337         80.220        143.582
               10/31/2002         68.731         85.330        158.104
               11/29/2002         71.713         89.425        161.887
               12/31/2002         75.782         85.461        156.270
               01/31/2003         74.003         83.120        157.108
               02/28/2003         78.684         81.087        158.167
               03/31/2003         76.666         82.255        160.874
               04/30/2003         82.848         88.821        166.992
               05/30/2003         92.870         93.662        179.100
               06/30/2003         87.899         95.079        180.154
               07/31/2003         93.591         96.284        185.104
               08/29/2003         96.832         98.036        194.883
               09/30/2003         88.729         97.075        191.551
               10/31/2003         97.684        102.401        213.146
               11/28/2003        110.437        103.904        207.776
               12/31/2003        114.661        109.095        207.735
               01/30/2004        116.063        111.302        198.271



     The index level for all series was set to 100.0 on 01/29/1999

             FISCAL 2004 AND 2003 AUDIT FIRM FEE SUMMARY

         The following table presents the aggregate fees billed for professional services rendered by the Company's independent auditors, PricewaterhouseCoopers LLP, in the "audit fees", "audit - related fees", "tax fees", and "all other fees" categories, in each case as such terms are defined by the SEC, for the fiscal years ended January 31, 2004 and 2003.

----------------------------------------------------------------------------------------------------------------------
YEAR                         AUDIT ($)       AUDIT RELATED ($)         TAX ($)       ALL OTHERS ($)      TOTALS ($)
----------------------------------------------------------------------------------------------------------------------
2003                          511,000             11,000               147,000             0               669,000
----------------------------------------------------------------------------------------------------------------------
                              515,000          1,053,000                94,000           1,400           1,663,400
2004
----------------------------------------------------------------------------------------------------------------------

         Audit fees include fees for audit or review services in accordance with generally accepted auditing standards and fees for services that generally only the Company's auditors provide, such as statutory audits and review of documents filed with the SEC.

         Audit related fees include fees for assurance and related services that are traditionally performed by the Company's auditors. The services include audits of employee benefit plans, due diligence on the Ebel acquisition and consultation in connection with financial and accounting standards.

         Tax fees include fees for services that are performed by professional tax staff other than in connection with the audit. The services include tax compliance, tax advice and tax planning services.

         All other fees represent professional services other than those covered above.

         The Audit Committee reviews and approves all audit and non-audit services to be rendered in every instance by the Company's independent auditors before such auditors are engaged to render any such services. Therefore the Audit Committee has not adopted a pre-approval policy with respect to such services.


          PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

         The Board of Directors, upon the recommendation of the Audit Committee, has appointed PricewaterhouseCoopers LLP to be the Company's independent accountants for the year ending January 31, 2005, subject to ratification of such appointment by the Company's shareholders. PricewaterhouseCoopers LLP has served as the Company's independent accountants since fiscal year 1977 and is considered by the Audit Committee and the Board to be well qualified. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR SUCH RATIFICATION. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


             PROPOSAL 3 - APPROVAL OF EXTENSION OF THE TERM OF THE
                          DEFERRED COMPENSATION PLAN FOR EXECUTIVES

The Movado Group, Inc. Amended and Restated Deferred Compensation Plan for Executives (the "Deferred Compensation Plan") was originally adopted effective June 1, 1995, and was approved by our shareholders on June 14, 1996. It has been amended and restated twice since then, most recently effective January 1, 2002. The Board of Directors further amended the Deferred Compensation Plan at a meeting held on February 12, 2004 to add a provision stating that the Deferred Compensation Plan expires on the tenth anniversary of its original date of shareholder approval, unless the term is extended by the affirmative vote of a majority of the votes cast by the Company's shareholders, present or represented by proxy, at a duly called meeting of such shareholders. (This amendment was adopted on order to comply with new listing requirements adopted by the New York Stock Exchange.) The Board further determined at that same meeting to present a proposal to the shareholders, for approval at the next annual shareholders meeting, to extend the term of the Deferred Compensation Plan for the period expiring on the tenth anniversary of such approval. Consequently, if the shareholders approve this proposal, the term of the Deferred Compensation Plan will be extended to June 17, 2014. If the shareholders do not approve this proposal, the Deferred Compensation Plan will expire on June 14, 2006.

PLAN SUMMARY

The Company designates certain management or highly compensated employees to participate in the Deferred Compensation Plan as either a Group I participant or a Group II participant (such designation may be changed by the Company at any time). Eligible employees will be permitted to defer a percentage of their base salary, as determined by the plan administrator, and must deliver a "Salary Deferral Election" to the Company in order for salary deferrals to become effective.

The Deferred Compensation Plan is administered by a committee comprised of certain executive officers of the Company as appointed by the Company. The committee shall have authority to administer the Deferred Compensation Plan, to interpret the terms of the Deferred Compensation Plan in its sole discretion, to decide questions regarding the eligibility of any person to participate in the Deferred Compensation Plan, to compute amounts due and to authorize the distribution of payments under the Deferred Compensation Plan.

The Company shall establish for each participant a separate bookkeeping account and credit to the account an amount designated in the participant's Salary Deferral Election for each year. Such amounts shall not be made available to the participant, except as described below, and shall reduce the participant's compensation. Amounts credited to participants shall be subject to the rights of the general creditors of the Company.

Participants shall cease to contribute after their employment with the Company ends. The Salary Deferral Election and any changes thereto must be submitted before the beginning of the calendar year during which the amount to be deferred will be earned; provided, however, that in the year in which the Deferred Compensation Plan is first adopted or an employee is first eligible to participate, Salary Deferral Elections may be filed within thirty days of the date on which an employee is first eligible to participate with respect to compensation earned during the remainder of the calendar year.

The Company shall also credit to the account of each Group I participant a matching contribution in an amount equal to one hundred percent of the salary deferral contributed by such participant up to ten percent of the participant's base salary and, for each Group II participant, a matching contribution in an amount equal to one hundred percent of the salary deferral contributed by such participant up to five percent of the participant's base salary.

Twenty percent of the matching contributions for a participant shall be made in the form of rights to Common Stock of the Company representing the number of shares (including fractional shares) of Common Stock that the matching contribution could purchase based upon the value of the Company Stock at the end of the month in which the matching contribution is made.

When a participant or a participant's beneficiary is entitled to a distribution with respect to his or her rights to Common Stock, the Company shall issue to the participant or beneficiary the number of shares of Common Stock equal to the number of full shares then credited in such participant's account. The Company shall pay the credited dividend amounts and any fractional shares in cash.

The Company reserves the right to make discretionary contributions to participant's accounts in such amounts and in such manner as may be determined by the Company.

A participant's salary deferrals and earnings thereon are immediately vested. Company matching contributions or discretionary contributions vest at the rate of 20% per year as long as the participant remains employed by the Company. A participant who attains the age of 65 or whose employment terminates due to death or disability shall be fully vested in all amounts in such participant's account. A participant whose employment terminates for other reasons shall forfeit unvested amounts. If there is a "change in control" (as defined in the Deferred Compensation Plan) of the Company, all amounts attributable to matching contributions (but not discretionary Company contributions) shall become fully vested on the date of such change in control.

A participant may direct the investment of amounts in the account (other than rights to Common Stock) among investment funds which will be made available.

Distributions from the Deferred Compensation Plan shall commence in the January following termination of the participant's employment. Benefits, including shares of Common Stock, will be paid in ten annual installments unless (i) the Company determined to pay the benefits in a lump sum or (ii) a participant who is a former employee provides services to a competitor within two years following termination of employment, in which case all remaining benefits will be paid to the participant in a lump sum.

The Company may modify, amend or terminate the Deferred Compensation Plan provided that no modification, amendment or termination shall adversely affect a participant's right to amounts already credited to his or her account without such participant's consent. Following any termination of the Deferred Compensation Plan, payment of any credited amounts may be made to participants in a single-sum payment at the Company's discretion. Any such decision to pay in a single sum shall apply to all participants. The Deferred Compensation Plan, if approved by the shareholders of the Company, will expire on June 17, 2014.

PLAN BENEFITS FOR YEAR 2004

DEFERRED COMPENSATION PLAN

   --------------------------------------------------------------------------
   NAME AND POSITION                                        DOLLAR VALUE ($)
   --------------------------------------------------------------------------
   Efraim Grinberg                                             84,605
     President and Chief Executive Officer
   --------------------------------------------------------------------------
   Gedalio Grinberg                                            65,000
     Chairman of the Board
   --------------------------------------------------------------------------
   Richard Cote                                                49,080
     Executive Vice President/Chief Operating Officer
   --------------------------------------------------------------------------
   Eugene J. Karpovich                                         11,465
     Senior Vice President/Chief Financial Officer
   --------------------------------------------------------------------------
   Timothy F. Michno                                           12,500
     Secretary and General Counsel
   --------------------------------------------------------------------------
   Executive Group                                           171,275
   --------------------------------------------------------------------------

The dollar values of plan benefits indicated for the individual Deferred Compensation Plan participants named above and for the Executive Group are based on the participants' salary deferral elections for calendar year 2004 and the Company's projected match.

SHAREHOLDER APPROVAL

Approval of the Deferred Compensation Plan requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of the Company's Capital Stock present, or represented by proxy, and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE EXTENSION OF THE TERM OF THE DEFERRED COMPENSATION PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


         PROPOSAL 4 - PROPOSAL TO AMEND AND RESTATE THE 1996 STOCK INCENTIVE
                      PLAN

GENERAL. At the Annual Meeting shareholders will be asked to consider and, if deemed advisable, to approve a proposal to amend and restate the Company's 1996 Stock Incentive Plan (the "Stock Plan"). The Stock Plan is being amended and restated to (i) provide for the availability of additional types of awards, (ii) increase the number of shares available for the granting of awards from 3,500,000 to 4,500,000, and (iii) generally update the Stock Plan to conform to prevailing market practices, as described in more detail below. The amendment and restatement of the Stock Plan was approved by the Board at a meeting held on April 8, 2004 (the "Effective Date"). In addition, the Stock Plan is being submitted to shareholders in view of the Company's desire that awards granted under the Stock Plan continue to qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         If the holders of a majority in voting power of the Capital Stock present in person or represented by proxy and entitled to vote at the Annual Meeting approve the foregoing proposed amendments to the Plan (the "Plan Amendments"), such Plan Amendments will thereupon become effective. If such approval by the Company's shareholders is not obtained, the proposed Plan Amendments will not become effective and the Plan will continue as it currently exists. Neither the effectiveness of the proposed Plan Amendments nor the failure to approve them will have any effect on awards outstanding under the Plan at the time of the Annual Meeting.

         The following summary of the Stock Plan, as amended and restated, is qualified in its entirety by the specific language of the amended and restated Stock Plan, a copy of which is attached hereto as Appendix B.

         PURPOSE. The purpose of the Stock Plan is to provide a means through which the Company and its affiliates may attract capable persons to enter and remain in the employ of the Company and affiliates and to provide a means whereby employees, directors and consultants of the Company and its affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and its affiliates and promoting an identity of interest between shareholders and these employees. The number of persons expected to participate is approximately 150.

         ADMINISTRATION. The Stock Plan will be administered by a committee of the Board of Directors (the "Committee"). It is intended, but not required, that the directors appointed to serve on the Committee shall be "Non-Employee Directors" (within the meaning of Rule 16b-3 under the Exchange Act) and "Outside Directors" (within the meaning of Section 162(m) of the Code), to the extent Rule 16b-3 and Section 162(m) are applicable; however, the fact that a Committee member shall fail to qualify under the foregoing requirements shall not invalidate any award which is otherwise validly made under the Stock Plan. The members of the Committee may be changed at any time and from time to time in the discretion of the Board of Directors of the Company. Subject to the terms of the Stock Plan, the Committee shall have authority to grant awards, to determine the number of shares for which each award shall be granted and to determine any terms and conditions pertaining to the exercise or to the vesting of each award; provided, however, that the Committee may, in its sole discretion accelerate the vesting of any award granted under the Stock Plan. The Committee shall have full power to construe and interpret the Stock Plan and any award agreement executed pursuant to the Stock Plan and to establish, amend, suspend or waive any rules for the proper administration of the Stock Plan. The determination of the Committee on all matters relating to the Stock Plan or any award agreement shall be conclusive.

         ELIGIBILITY. Any officer, employee or director of, and certain types of consultants to, the Company or any of its subsidiaries or affiliates shall be eligible to be designated a participant under the Stock Plan. The Committee has the sole and complete authority to determine the participants to whom awards shall be granted under the Stock Plan.

         TYPES OF AWARDS. Under the Stock Plan, the Committee may grant awards of nonqualified stock options ("NSOs"), incentive stock options ("ISOs"), stock appreciation rights ("SARs"), performance share units, restricted stock awards, phantom stock units, stock bonus awards, or any combination of the foregoing.

         NUMBER OF SHARES AUTHORIZED. A maximum of 4,500,000 aggregate shares are available for granting awards under the Stock Plan. In no event may the aggregate number of shares with respect to which options and SARs are granted under the Stock Plan to any individual exceed 1,200,000 in any one calendar year. The number of shares with respect to performance share units, restricted stock, phantom share units and stock bonuses that may be granted to any individual under the Stock Plan also is limited to 1,200,000 shares in any one calendar year. As described more fully in the Stock Plan, if an award expires or terminates for any reason prior to the holder of such award receiving any economic benefit therefrom, the number of shares previously subject to but not delivered under such award shall be available to be awarded thereafter. Through April 30, 2004, total awards (including options exercised, exercisable, and unexercisable) representing 3,017,461 shares has been granted under the Stock Plan. As of April 30, 2004, the closing price of one share was $30.00.

         If the Committee determines that certain corporate transactions or events (as described in the Stock Plan), such as a stock split, affect the shares such that an adjustment is determined by the Committee in its discretion to be consistent with such event and necessary or equitable to carry out the purposes of the Stock Plan, the Committee has the discretion to appropriately adjust or substitute the maximum number of shares subject to awards under the Stock Plan and the maximum number of shares that may be granted to any one participant under the Stock Plan as to the number, price or kind of share or other consideration subject to outstanding awards. In addition, upon the occurrence of certain corporate events or transactions (as described in the Stock Plan), such as a merger, consolidation, or reorganization, the Committee may, in its discretion and upon at least 10 days prior notice to the participants, cancel all outstanding awards and pay the holders thereof the value of such awards in a form and an amount equal to what other shareholders received or will receive in connection with such event. In the event of a "change in control" (as defined in the Stock Plan) of the Company, all options and SARs shall become immediately exercisable prior to such change in control and the restricted period with respect to phantom stock units or shares of restricted stock shall immediately expire to the extent that participants can participate in the change in control transaction with respect to shares that are subject to outstanding awards. The Committee has the discretion, in the event of a change in control and upon at least 10 days prior notice to the participants, to cancel all outstanding awards and pay the holders thereof the value of such awards in a form and an amount equal to what other shareholders received or will receive in connection with such change in control.

         OPTIONS. An option granted under the Stock Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares at the price specified in the award agreement. Options granted under the Stock Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, not inconsistent with the Stock Plan, as may be determined by the Committee and specified in the applicable award agreement or thereafter. The maximum term of an option granted under the Stock Plan shall be 10 years from the date of grant (or five years in the case of an ISO granted to a 10% shareholder).

         The price per share of Common Stock paid by the participant shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value of one share on the date the option is granted (or no less than 110% of such fair market value in the case of an ISO granted to an employee who is a 10% shareholder). Payment in respect of the exercise of an option may be made (i) in cash and/or shares of Common Stock valued at fair market value at the time the option is exercised, provided that such shares are "mature" shares for accounting purposes, (ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the option price or (B) by delivery to the Committee a copy of irrevocable instructions to a broker to deliver the proceeds of a loan or proceeds from the sale of shares subject to the option, sufficient to pay the exercise price, (iii) to the extent provided in the applicable award agreement, by delivery of, or attestation as to ownership of, shares of the Company's Class A Common Stock convertible into an equivalent number of shares of Common Stock with a fair market value equal to the option price, or (iv) by such other method as the Committee may determine. The Committee may also establish rules permitting the deferral of the delivery of shares upon the exercise of options for tax planning purposes.

         The Committee may provide, in connection with the grant of NSOs, for the grant to any participant of reload options upon the exercise of such NSOs, including reload options, through the delivery of shares of Common Stock or shares of Class A Common Stock of the Company; PROVIDED, HOWEVER, that the reload options (i) may only be granted with respect to the same number of shares of Common Stock or Class A Common Stock as were surrendered to exercise the NSOs and the number of shares withheld for tax purposes, (ii) have an exercise price per share not less than the greater of (A) five dollars more than the exercise price of the NSOs (the exercise of which resulted in the reload option grant) or
(B) 110% of the fair market value of a share of Common Stock on the date of exercise of the NSOs (which resulted in the reload option grant), (iii) are not exercisable until six months after the exercise of the NSOs (which resulted in the reload option grant) (iv) are not exercisable after the expiration of the term of the NSOs (the exercise of which resulted in the reload option grant), and (v) otherwise are subject to the same terms and conditions of the NSOs (which resulted in the reload option grant).

         SARS. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of the foregoing, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the Stock Plan may include SARs, either on the date of grant or, except in the case of an ISO, by subsequent amendment. The Committee may also award SARs to a participant independent of the grant of an option. SARs granted in connection with an option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding option. If SARs are granted independent of an option, the SARs shall become exercisable, transferable and expire in accordance with the vesting schedule, transferability rules and the expiration provisions established by the Committee and reflected in the award agreement.

         PERFORMANCE SHARE AWARDS. The Committee is authorized to establish a performance share program to be effective over a designated period of time (an "award period") to be determined by the Committee in its discretion. At the beginning of each award period the Committee shall establish performance goals for the award period. The Committee shall also determine the participants who shall be eligible to receive an award of performance shares and the number of performance shares each participant is eligible to receive. At the completion of the award period, or at other times as specified by the Committee, the Committee shall determine the number of shares earned with respect to each participant's performance share award by multiplying the number of performance shares granted to the participant by the performance factor representing the degree of attainment of the performance goals. Performance share awards shall be payable in the form of shares, provided that the Committee may, in its discretion, provide for payment in the form of cash. During an award period, the Committee may equitably adjust the performance goals to reflect extraordinary or non-recurring corporate events, or any significant changes in the accounting rules, tax laws or other laws or regulations that affect the calculation of the performance goals. With respect to an award of performance shares that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the timing, establishment and adjustment of performance goals shall be implemented by the Committee in a manner designed to preserve the treatment of such awards as "performance-based compensation" for purposes of Section 162(m) of the Code.

         RESTRICTED STOCK. An award of restricted stock is a grant of shares at price determined by the Committee, which may be zero. The grant or the vesting of an award of restricted stock may be conditioned upon service to the Company or its affiliates or the attainment of performance goals or other factors, as determined in the discretion of the Committee. The Committee may, in its discretion, provide for the lapse of restrictions imposed upon an award of restricted stock. Holders of an award of restricted stock will have, with respect to the restricted stock granted, all of the rights of a shareholder of the Company, including the right to vote and to receive dividends; provided that, at the discretion of the Committee, dividends may either be paid currently to the participant or withheld by the Company for the participant's account and paid, along with interest at a rate determined by the Committee, upon the vesting the restricted stock to which the dividends relate. With respect to an award of restricted stock which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the timing, establishment and adjustment of performance goals shall be implemented by the Committee in a manner designed to preserve the treatment of such award as "performance-based compensation" for purposes of Section 162(m) of the Code.

         PHANTOM STOCK UNITS. The Committee is authorized to award phantom stock units to participants. The Committee shall establish the terms, conditions and restrictions applicable to each award of phantom stock units, including the time or times at which phantom stock units shall be granted or vested and number of units to be covered by each award. The terms and conditions of each phantom stock award shall be reflected in a phantom stock unit agreement. Each phantom stock unit (representing one share) awarded to a participant may be credited with an amount equal to the cash dividends paid by the Company in respect of one share ("dividend equivalents"). At the discretion of the Committee, dividend equivalents may either be paid currently to the participant or withheld by the Company for the participant's account and interest shall be credited on the amount of cash dividend equivalents withheld at rate determined by the Committee. Upon expiration of the vesting period with respect to any phantom stock units covered by a phantom stock award the Company shall deliver to the participant or his beneficiary one share for each phantom stock unit with respect to which the vesting period has expired and cash equal to the dividend equivalents credited to such phantom stock unit and any interest accrued thereon; provided, however, if the phantom stock unit award agreement so provides, the Committee may, in its discretion, elect to settle an award in the form of cash, shares or any combination of the foregoing. With respect to an award of phantom stock units which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the timing, establishment and adjustment of performance goals shall be implemented by the Committee in a manner designed to preserve the treatment such of award as "performance-based compensation" for purposes of Section 162(m) of the Code.

         STOCK BONUS AWARDS. The Committee may, in its discretion, grant an award of unrestricted shares, or other awards denominated in stock, either alone or in tandem with other awards, under such terms and conditions as the Committee in its sole discretion may decide. A stock bonus award shall be granted as, or in payment of, a bonus, or to provide special incentives or recognize special achievements or contributions. With respect to a stock bonus award which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the timing, establishment and adjustment of performance goals shall be implemented by the Committee in a manner designed to preserve the treatment such of award as "performance-based compensation" for purposes of Section 162(m) of the Code.

         PERFORMANCE CRITERIA. The Committee may, in its discretion, condition the vesting of any award granted under the Stock Plan on the satisfaction of certain performance goals. To the extent an award is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the performance goals shall be established by the Committee with reference to one or more of the following, either on a Company-wide basis or, as relevant, in respect of one or more affiliates, divisions or operations of the Company: (i) earnings (gross, net or per share), (ii) stock price, (iii) market share, (iv) gross or net profit margin, (v) return on equity, (vi) sales or (vii) costs or expenses.

         TRANSFERABILITY. Subject to the following paragraph, each award may be exercised during the participant's lifetime only by the participant or, if permissible under applicable law, by the participant's guardian or legal representative, and may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution, provided that the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of the Stock Plan.

         Notwithstanding the foregoing, the Committee may, in its discretion, provide that awards granted under the Stock Plan may be transferred by a participant without consideration to certain Permitted Transferees (as defined in the Stock Plan), pursuant to the terms of the Stock Plan and subject to such rules as the Committee may adopt to preserve the purposes of the Stock Plan.

         AMENDMENT AND TERMINATION. The Board may amend, alter, suspend, discontinue, or terminate the Stock Plan or any portion thereof at any time; provided, that no such action may be taken without shareholder approval if such approval is necessary to comply with any regulatory requirement and provided, further, that no such action that would impair any rights under any previous award shall be effective without the consent of the person to whom such award was made. In addition, the Committee is authorized to amend the terms of any award granted under the Stock Plan, provided that the amendment would not impair the rights of any participant without his consent, and further provided that, without shareholder approval, (i) no such amendment may reduce the exercise price of an option, (ii) the Committee may not cancel an existing option and replace it with a new option (with a lower exercise price) in a manner would result in such option being considered "repriced" for purposes of the Company's proxy statement, or result in any option being accounted for under the variable method of accounting, and (iii) the Committee may take no other action which is considered a repricing for purposes of the shareholder approval rules of any applicable stock exchange. The Stock Plan expires on the day prior to the tenth anniversary of the Effective Date (April 7, 2014).

         FEDERAL INCOME TAX CONSEQUENCES.

         The following summary of the federal income tax consequences of the grant and exercise of awards under the Stock Plan and the disposition of shares purchased pursuant to the exercise of such awards is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations. Moreover, the federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. FOR THESE REASONS, PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE CONSEQUENCES OF THEIR PARTICIPATION IN THE STOCK PLAN.

         OPTIONS. No income will be realized by a participant upon grant of a NSO. Upon the exercise of a NSO, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying shares over the option exercise price (the "Spread") at the time of exercise. The Spread will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. The Participant's tax basis in the underlying shares acquired through the exercise of a NSO will equal the exercise price plus the amount taxable as compensation to the participant. Upon the sale of the shares received by the participant upon exercise of the NSO, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The Participant's holding period for shares acquired pursuant to the exercise of a NSO will begin on the date of exercise of such option.

         Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise. Under current rules promulgated under Section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Company's board of directors (or a committee composed solely of two or more Non-Employee Directors) or (ii) approved in advance, or subsequently ratified by the Company's shareholders no later than the next annual meeting of shareholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

         The Code requires that, for ISO treatment, shares acquired through the exercise of an ISO cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. ISO holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the spread at exercise will be an "item of tax preference" which may give rise to "alternative minimum tax" liability for the taxable year in which the exercise occurs. If the participant does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of an ISO. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an ISO disposes of such shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of initial exercise or the amount realized on the subsequent disposition of the shares, and such amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualifying ISO becomes first exercisable in any one year for shares having a value in excess of $100,000 (grant date value), the portion of the option in respect of such excess shares will be treated as a NSO for federal income tax purposes.

         The payment by a participant of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the participant upon the surrender of the previously acquired shares to the Company, and the shares received by the participant, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. The value of the shares received by the participant in excess of the number of shares surrendered to the Company will be taxable to the participant. Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is realized, and will have a holding period that begins on the date ordinary income is realized.

         SARS. No income will be realized by a participant upon the grant of a SAR. Upon the exercise of a SAR a participant who receives a cash payment will have taxable compensation equal to the full amount of such payment. If the participant receives shares upon the exercise of a SAR, the participant will have ordinary taxable income equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for such shares. In either case, the amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. If the participant receives shares upon the exercise of a SAR, the participant's tax basis in the shares will be equal to the amount taxable as compensation to the participant. Upon the sale of the shares acquired through the exercise of a SAR, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The participant's holding period for shares acquired pursuant to the exercise of a SAR will begin on the date of exercise of such SAR.

         PERFORMANCE SHARE UNITS. A participant will not be subject to tax upon the grant of a performance share unit award. Upon the delivery of shares pursuant to the settlement of a performance share unit award, the participant will have taxable compensation equal to the excess of the fair market value of the shares on the date of delivery over the amount the participant paid for such shares. (Special rules apply to the receipt and disposition of shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.) The participant will have a tax basis in the shares equal the amount the participant paid for such shares plus the amount taxable as compensation to the participant. Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The participant's holding period for shares acquired pursuant to the settlement of a performance share unit award will begin on the date the participant receives the shares. If the participant receives a cash payment in settlement of his performance share unit award, the full amount of such cash payment will taxable compensation to him. In either case, the amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

         RESTRICTED STOCK. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the excess of the fair market value of the shares on that date over the amount the participant paid for such shares, unless the participant made an election under
Section 83(b) of the Code to be taxed at the time of grant. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.) The participant will have a tax basis in the shares equal to the amount the participant paid for such shares plus the amount taxable as compensation to the participant. Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

         PHANTOM STOCK UNITS. A participant will not be subject to tax upon the grant of a phantom stock unit award. On the date the participant receives shares pursuant to a phantom stock unit award, the participant will have taxable compensation equal to the excess of the fair market value of the shares on that date over the amount the participant paid for such shares. (Special rules apply to the receipt and disposition of shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.) The participant will have a tax basis in the shares equal the amount the participant paid for such shares plus the amount taxable as compensation to the participant. Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

         STOCK BONUS AWARDS. A participant who is granted a stock bonus award of shares which are transferable or are not subject to a substantial risk of forfeiture will recognize ordinary taxable income equal to the excess of the fair market value of the shares on the date of grant over the amount the participant paid for such shares. The participant will have a tax basis in the shares equal to the amount the participant paid for such shares plus the amount taxable as compensation to the participant. Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

         In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation paid in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. One of those exceptions is for "performance-based compensation," as described in the Code and the related Treasury Regulations. Stock options and SARs will generally qualify under the "performance-based compensation" exception if they are granted under a plan that states the maximum number of shares with respect to which options and SARs may be granted to any employee during a specified period, the exercise or strike price is not less than the fair market value of the common stock at the time of grant, and the plan under which the options or SARs are granted is approved by shareholders and is administered by a committee comprised of two or more outside directors. The Stock Plan is intended to satisfy these requirements with respect to grants of options or SARs to covered employees.

         With respect to awards of performance share units, restricted stock, phantom stock units, and stock bonus awards, in order to satisfy the "performance-based compensation" exception to the deduction limitation of
Section 162(m) of the Code, the vesting of the award must be contingent solely on the attainment of one or more performance goals determined by a committee of two or more outside directors. The award must also be granted pursuant to a shareholder approved plan containing the performance criteria pursuant to which the performance goals may be established and a specified limit on the number of shares a participant may receive within a certain time period or periods. The Stock Plan is designed to permit awards of performance share units, restricted stock, phantom stock units and stock bonus awards to qualify under the "performance-based compensation" exception to Section 162(m) of the Code.

         NEW PLAN BENEFITS. Because awards to be granted in the future under the Stock Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts to be received under the Stock Plan by the Company's directors, officers, employees or service providers. Of the 3,017,461 shares underlying all awards granted under the Stock Plan through April 30, 2004, awards for 1,778,493 shares had been granted to all current executive officers as a group; awards for 32,000 shares had been granted to all current directors who are not executive officers as a group; awards for zero shares for each nominee for election as a director; and awards for 1,206,968 had been granted to all employees, including all current officers who are not executive officers, as a group. The following named executive officers have been granted the following awards through April 30, 2004: Efraim Grinberg, President and Chief Executive Officer: 1,018,276; Gedalio Grinberg, Chairman of the Board: none; Richard Cote, Executive Vice President/Chief Operating Officer: 672,103; Eugene J. Karpovich, Senior Vice President/Chief Financial Officer: 33,156; and Timothy F. Michno, Secretary and General Counsel: 38,428.

         On April 8, 2004, the Board of Directors of the Company unanimously approved the amendment and restatement of the Stock Plan, subject to shareholder approval as described above. Approval of the amendment and restatement of the Stock Plan requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of Capital Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSED PLAN AMENDMENTS. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


          PROPOSAL 5 - PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF
                       INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND CLASS A COMMON STOCK

         The Company's Restated Certificate of Incorporation currently authorizes the issuance of up to 20,000,000 shares of Common Stock, par value $0.01 per share, and up to 10,000,000 shares of Class A Common Stock, par value $0.01 per share. On March 10, 2004, the Board of Directors conditionally approved a two-for-one stock split, to be effected in the form of a stock dividend of one share of Common Stock for each issued share of Common Stock and one share of Class A Common Stock for each issued share of Class A Common Stock, payable on June 25, 2004 to shareholders of record on June 11, 2004. As of April 16, 2004, a total of 8,863,658 shares of Common Stock (excluding 2,043,362 treasury shares) and 3,400,906 shares of Class A Common Stock were issued and outstanding. As provided in the Company's Restated Certificate of Incorporation, the Class A Common Stock is convertible on a one for one basis into the same number of shares of Common Stock and 3,400,906 shares of Common Stock have been reserved, out of the authorized but unissued shares, solely for the purpose of issuance upon the conversion of the outstanding shares of Class A Common Stock. In addition, an aggregate of approximately 1,989,000 shares are reserved for issuance pursuant to the Company's 1996 Stock Incentive Plan and Deferred Compensation Plan. Inasmuch as the Company does not currently have a sufficient number of shares of Common Stock available to effectuate the stock split, it is conditioned upon, and shall be due and payable only upon, approval by the shareholders of the proposed amendment discussed below, the filing of the necessary documents with the New York Secretary of State to amend the Restated Certificate of Incorporation, and compliance with all necessary laws, regulations and rules of the New York Stock Exchange.

         The board of directors has unanimously adopted a resolution setting forth a proposed amendment to Article 4 of the Company's Restated Certificate of Incorporation that would increase the number of authorized shares of Common Stock from 20,000,000 to 100,000,000 shares and increase the number of authorized shares of Class A Common Stock from 10,000,000 to 30,000,000 shares, with the par value of all the shares remaining at $0.01 per share. That resolution, which is being presented for approval by the shareholders at the Annual Meeting, recommended that the Company's Restated Certificate of Incorporation be amended to replace the current first paragraph of Article 4 and Paragraph 4.1 with the following:

         "The total number of shares of all classes of stock that the Corporation shall have authority to issue is one-hundred-thirty-five million (135,000,000), of which one-hundred-thirty million (130,000,000) shall be shares of common stock, par value one cent ($0.01) per share, and five million (5,000,000) shall be shares of preferred stock, par value one cent ($0.01) per share.

         4.1 COMMON SHARES. The common stock, par value one cent ($0.01) per share, shall be divided into Common Stock and Class A Common Stock. There shall be one-hundred million (100,000,000) shares of Common Stock and thirty million (30,000,000) shares of Class A Common Stock (sometimes collectively referred to herein as the "Common Shares"). All Common Shares will be identical and will entitle the holders thereof to the same rights and privileges, except as otherwise provided herein."

         At the Annual Meeting, shareholders will be asked to consider, and, if deemed advisable, to approve the foregoing amendment to the Company's Restated Certificate of Incorporation.

         Increasing the authorized number of shares of the Company's Common Stock and Class A Common Stock will enable the Company to have a sufficient number of authorized shares of Common Stock to effectuate the stock dividend. If the amendment to the Company's Certificate of Incorporation is not approved by the Company's shareholders at the Annual Meeting (or any adjournment thereof), no such dividend will be distributed.

         In addition to giving effect to the stock dividend, the amendment to the Company's Certificate of Incorporation will ensure that the Company will continue to have an adequate number of authorized and unissued shares of Common Stock available for future use. As is the case with the shares of Common Stock which are currently authorized but unissued, if this amendment to the Company's Certificate of Incorporation is adopted by the shareholders, the Board of Directors will have authority to issue the additional shares of Common Stock from time to time without further action on the part of stockholders. The additional authorized shares would be available for issuance at such times and for such proper corporate purposes as the Board of Directors may approve, including possible future stock splits or stock dividends and future financing and acquisition transactions. As a result, the additional number of authorized shares could have the effect of making it more difficult for a third party to take over the Company in a transaction not approved by the Board of Directors. Shareholders do not have any preemptive or other rights to subscribe for any shares of Common Stock which may in the future be issued by the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                   DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         The Company's By-Laws set forth procedures requiring that any shareholder wishing to bring business before an annual meeting of shareholders, including the nomination of candidates to the Board of Directors, give timely written notice to the Secretary of the Company. To be timely such notice must be delivered personally or mailed to and received at the Company's principal executive offices not less than 60 or more than 90 days before the Annual Meeting, except that, if less than 70 days notice or prior public disclosure of the Annual Meeting date is given to shareholders, notice by a shareholder is timely if received not later than the close of business on the 10th day after the date notice of the Annual Meeting was mailed or public disclosure thereof was made.

         Shareholders' proposals intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company no later than January 19, 2005 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                                  OTHER MATTERS

         The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other business should come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies received and not theretofore revoked in accordance with their best judgment.

         Upon the written request of any record holder or beneficial owner of Common Stock or Class A Common Stock entitled to vote at the Annual Meeting, the Company, without charge, will provide a copy of its Annual Report on Form 10-K for the year ended January 31, 2004, as filed with the Securities and Exchange Commission. Requests should be directed to Suzanne Michalek, Director Corporate Communications, Movado Group, Inc., 650 From Road, Paramus, New Jersey 07652.



                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Timothy F. Michno
                                      --------------------------
                                      Timothy F. Michno
                                      Secretary and General Counsel




Paramus, New Jersey
May 17, 2004



 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A
                                                                      ----------



                             AUDIT COMMITTEE CHARTER


MEMBERSHIP

1. The Audit Committee (the "Committee") of the Board of Directors shall consist of at least three directors who shall be appointed annually by the Board of Directors. New members of the Committee will be proposed by the Company's Nominating and Corporate Governance Committee for approval and appointment by the Board. Each member of the Committee shall, in the Board's judgment, satisfy the financial literacy and independence requirements under the Sarbanes-Oxley Act (the "Act") and applicable rules of the New York Stock Exchange ("NYSE") and the Securities and Exchange Commission ("SEC"). At least one member of the Committee must be an "audit committee financial expert" and have "accounting or related financial management expertise" under the requirements of the Act and the applicable rules of the NYSE and SEC. Unless a Chair is elected by the full Board of Directors, the Committee shall designate one by majority vote of the full Committee membership. No member of the Committee may serve on the audit committees of more than two other public companies, unless the Board of Directors determines that such simultaneous service will not impair the ability of such member to effectively serve on the Committee.

2. No member of the Committee shall receive any compensation from the Company other than compensation for service as a director of the Company, compensation for serving on the Committee and compensation under a retirement plan for prior services with the Company (if such compensation is not contingent on continued service with the Company).


PURPOSE

1.       The Committee will assist the Board in its general oversight regarding:

         a. The quality and integrity of the Company's financial statements;

         b.       The independent auditor's qualifications and independence;

         c. The performance of the Company's internal audit function and independent auditors; and

         d. The Company's compliance with legal and regulatory requirements.

2. The Committee will prepare the Audit Committee Report required by the rules of the SEC to be included in the Company's annual proxy statement.



MEETINGS AND PROCEDURES

1. The Committee shall meet at least four times each year and at such other times as it deems necessary to carry out its responsibilities. The Chair of the Committee or any two Committee meeting members may call a Committee meeting whenever deemed necessary.

2. In the performance of its duties and responsibilities, it is not the Committee's duty to plan or conduct audits, to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles or to assure compliance with laws. These are the responsibilities of management and the internal audit department. The independent auditor is responsible for the audit of the Company's financial statements in accordance with the standards of the profession.


RESPONSIBILITIES

         The Committee shall:

         1. Have the sole authority to appoint, retain, compensate, oversee, evaluate and, where appropriate, replace the independent auditor.

         2. Annually review and approve the proposed scope of each fiscal year's internal and outside audit at the beginning of each new fiscal year.

         3. Inform each registered public accounting firm performing audit, review or attest work for the Company that such firm shall report directly to the Committee.

         4. Directly oversee the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit opinion or related work.

         5. Review and approve in advance any audit and permitted non-audit services and fees to be provided by the Company's independent auditor. The Committee has the sole authority to make these approvals.

         6. At, or shortly after the end of each fiscal year, review with the independent auditor, the internal auditor and Company management, the audited financial statements and related opinion and costs of the audit of that year.

         7. Annually obtain and review a report by the independent auditor describing: the audit firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, to assess the auditor's independence, all relationships between the independent auditor and the Company.


         8. Review with the chief executive officer and chief financial officer and independent auditors, periodically, the following:

                  (a) The Company's administrative and operational controls and internal controls over financial reporting and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and code of conduct.

                  (b) All significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, including any material weakness in internal controls identified by the Company's independent auditors and internal auditors.

                  (c) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

                  (d) Any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

         9. Provide any recommendations, certifications and reports that may be required by the NYSE or the SEC including the report of the Committee that must be included in the Company's annual proxy statement.

         10. Review and discuss with management and the independent auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with the SEC including a review and discussion with management of the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and a discussion with the independent auditor of the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as it may be modified or supplemented.

         11. Review with management and the independent auditor the financial statements to be included in the Company's Annual Report on Form 10-K, including a review and discussion with management of the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", as well as the auditor's judgment about the quality, not just acceptability, of the Company's accounting principles as applied to its financial reporting. The review shall also include a discussion of the reasonableness of judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity of financial statement disclosure. In addition, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Committees)), as it may be modified or supplemented. Based on its review and discussions, the Committee shall recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10-K.

         12. Discuss with management the type of presentation and type of information to be included in the Company's earnings press releases and the financial information and earnings guidance provided to analysts and rating agencies.

         13. Have the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to any advisers employed by the Committee and to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

         14. Ensure the rotation of the audit partners of the Company's independent auditor as defined in and as required by the Act and the rules of the SEC.

         15. Discuss with management and the independent auditor the Company's policies with respect to risk assessment and risk management.

         16. Meet separately, periodically, with management, with internal auditors and with the independent auditor.

         17. In consultation with the independent auditor, management and the internal auditors, review the integrity of the Company's financial reporting process.

         18. Review periodically major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

         19. Review with the independent auditor any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and management's responses to such matters. In addition, the Committee shall timely receive (and, in any event, prior to the filing of any audited financial statements with the SEC) a report from the independent auditor on (a) all critical accounting policies and practices; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (c) other material written communications between the registered public accounting firm and Company management, such as any management letter or schedule of unadjusted differences.

         20. Regularly review the responsibilities, budget and staffing of the internal audit function of the Company, including the proposed audit programs for the coming year and review summaries of findings from completed internal audits and a progress report on the proposed audit plan with explanations for any deviations from the original plan.

         21. Ensure that the chief executive officer, chief financial officer, chief accounting officer, controller, or any other person serving in an equivalent position was not, within one year prior to the initiation of the audit, an employee of the independent auditor who participated in any capacity in the Company's audit.

         22. Report regularly to the Board of Directors. Such report to the Board of Directors may take the form of an oral report by the Chair or any other member of the Committee designated by the Committee to make such report.


         23. Meet with the Company's General Counsel, as appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company.

         24. Maintain procedures, as set forth in Annex A hereto, for the receipt, retention and treatment of complaints received by the Company regarding financial statement disclosures, accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.


         25. Perform a review and evaluation, at least annually, of the performance of the Committee. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.


         26. Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate. In carrying out its responsibilities, the policies and procedures of the Committee should remain flexible in order in order that it can best react to changing conditions and assure the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

                                     ANNEX A
             PROCEDURES FOR THE SUBMISSION OF COMPLAINTS OR CONCERNS REGARDING FINANCIAL STATEMENT DISCLOSURES, ACCOUNTING,
                INTERNAL ACCOUNTING CONTROLS OR AUDITING MATTERS


1. The Company shall forward to the Audit Committee of the Board of Directors any complaints that it has received regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

2. Any employee of the Company may submit, on a confidential, anonymous basis if the employee so desires, any concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, in care of the Company's General Counsel at: Movado Group, Inc., Legal Department, 650 From Road, Paramus, NJ 07652, such envelope to be labeled with a legend such as: "To be opened by the Audit Committee only". If any employee would like to discuss any matter with the Audit Committee, the employee should indicate this in the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate. Any such envelopes received by the Company's General Counsel shall be forwarded promptly to the Chair of the Audit Committee.

3. At each of its meetings, including special meeting called by the Chair of the Audit Committee following the receipt of any information pursuant to this Annex, the Audit Committee shall review and consider any such complaints or concerns that it has received and take any action that it deems appropriate in order to respond thereto.

4. The Audit Committee shall retain any such complaints or concerns for a period of no less than 7 years.

5. Neither the Company nor any of its employees may discharge, demote, suspend, threaten, harass or in any manner discriminate against any employee who: (a) lawfully provides information regarding any conduct encouraged to be reported under this policy which the employee reasonably believes has occurred to a regulatory or law enforcement agency, to any member or committee of Congress, or to any person with supervisory authority over the employee or the authority to investigate such misconduct; (b) participates in or otherwise assists with a proceeding relating to conduct encouraged to be reported this policy; or (c) submits a complaint pursuant to this policy regarding any conduct encouraged to be reported this policy which the employee reasonably believes has occurred, even if after investigation the Company determines that there has not been a violation; provided, however, that the foregoing shall in no event be construed as in any way limiting the Company from discharging, demoting, suspending or taking any other disciplinary measures in respect of an employee for legitimate reasons . Disciplinary action will be taken against any supervisor who retaliates, directly or indirectly, or encourages other to do so, against an employee who takes any of the above-mentioned actions.


6. This Annex A shall appear on the Company's website as part of this Charter.

                                                                      APPENDIX B
                                                                      ----------



                               MOVADO GROUP, INC.
                            1996 STOCK INCENTIVE PLAN
                   (AMENDED AND RESTATED AS OF APRIL 8, 2004)


1.       PURPOSE

                  The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of the Company and its Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and promoting an identity of interest between stockholders and these persons.

                  So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Units, Performance Share Units and Stock Bonuses, or any combination of the foregoing.

                  This Plan in an amendment and restatement of the Movado Group, Inc. 1996 Stock Incentive Plan (the "1996 Plan"); provided, however, that all awards granted under the 1996 Plan will continue to be governed by the terms of the 1996 Plan and the Award Agreements issued thereunder.

2.       DEFINITIONS

                  The following definitions shall be applicable throughout the Plan.

                  (a) "Affiliate" means (i) any entity that directly or indirectly is controlled by, controls or is under common control with the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

                  (b) "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Phantom Stock Unit Award, Performance Share Unit Award or Stock Bonus Award.

                  (c) "Award Period" means a period of time within which performance is measured for the purpose of determining whether an Award of Performance Share Units has been earned.

                  (d)    "Board" means the Board of Directors of the Company.

                  (e) "Change in Control," shall, unless in the case of a particular Award, the applicable Award agreement states otherwise or contains a different definition of "Change in Control," be deemed to occur upon:

                         (i)     the acquisition by any individual, entity or
group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more (on a fully diluted basis) of (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the "Outstanding Company Common Stock") and (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); PROVIDED, HOWEVER, that for purposes of this Agreement, the following acquisitions shall not constitute a Change of Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition by a "Permitted Transferee," as defined in the Company's Certificate of Incorporation, (IV) any acquisition which complies with clauses (A), (B) and (C) of subsection (v) of this Section 2(e), or (V) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

                         (ii)    Individuals who, on the date hereof, constitute
the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; PROVIDED, HOWEVER, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                         (iii)   the dissolution or liquidation of the Company;

                         (iv)    the sale of all or substantially all of the
business or assets of the Company; or

                         (v)     the consummation of a merger, consolidation,
statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) at least 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving

Company"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company or a "Permitted Transferee," as defined in the Company's Certificate of Incorporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

                  (g) "Committee" means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board. Unless the Board is acting as the Committee or the Board specifically determines otherwise, each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award made by the Committee which is otherwise validly granted under the Plan.

                  (h) "Common Stock" means the common stock, par value $0.01 per share, of the Company, but does not include the Class A common stock of the Company.

                  (i)   "Company" means Movado Group, Inc.

                  (j) "Date of Grant" means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award agreement.

                  (k) "Effective Date" of this amendment and restatement means April 8, 2004.

                  (l) "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; PROVIDED, HOWEVER, that clause (ii) shall apply only with respect to grants of Awards with respect to which the Company's tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

                  (m) "Eligible Person" means any (i) individual regularly employed by the Company, a Subsidiary or Affiliate who satisfies all of the requirements of Section 6; PROVIDED, HOWEVER, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company, a Subsidiary or an Affiliate or (iii) consultant or advisor to the Company, a Subsidiary or an Affiliate who may be offered securities pursuant to Form S-8 (which, as of the Effective Date, includes those who (A) are natural persons and (B) provide BONA FIDE services to the Company other than in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities).

                  (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (o) "Fair Market Value, on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

                  (p) "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth herein.

                  (q) "Mature Shares" means shares of Stock or shares of Class A common stock of the Company owned by a Participant which are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Option Price or satisfy a withholding obligation in respect of an Option.

                  (r) "Nonqualified Stock Option" means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

                  (s)   "Option" means an Award granted under Section 7.

                  (y)   "Option Period" means the period described in Section
7(c).

                  (u) "Option Price" means the exercise price for an Option as described in Section 7(a).

                  (v) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6.

                  (w) "Performance Goals" means the performance objectives of the Company or Affiliate during an Award Period or Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for an Award Period or Restricted Period. To the extent an Award is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Performance Goals shall be established with reference to one or more of the following, either on a Company-wide basis or, as relevant, in respect of one or more Affiliates, divisions or operations of the Company:

                        (i)      earnings (gross, net or per share)
                        (ii) stock price (absolute or relative to other companies)
                        (iii)    market share
                        (iv)     gross or net profit margin
                        (v)      return on equity
                        (vi)     sales
                        (vii)    costs or expenses

                  (x) "Performance Share Unit" means a hypothetical investment equivalent to one share of Stock granted in connection with an Award made under
Section 9.

                  (y) "Phantom Stock Unit" means a hypothetical investment equivalent to one share of Stock granted in connection with an Award made under
Section 10.

                  (z) "Plan" means this Movado Group, Inc. 1996 Stock Incentive Plan, as amended and restated as of April 8, 2004.

                  (aa) "Restricted Period" means, with respect to any share of Restricted Stock or any Phantom Stock Unit, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in
Section 10.

                  (bb) "Restricted Stock" means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 10.

                  (cc) "Restricted Stock Award" means an Award of Restricted Stock granted under Section 10.

                  (dd) "Securities Act" means the Securities Act of 1933, as amended.

                  (ee) "Stock" means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

                  (ff) "Stock Appreciation Right" or "SAR" means an Award granted under Section 8 of the Plan.

                  (gg)  "Stock Bonus" means an Award granted under Section 11.

                  (hh) "Stock Option Agreement" means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties thereto.

                  (ii) "Strike Price" means, in respect of an SAR, (i) in the case of an SAR granted in tandem with an Option, the Option Price of the related Option, or (ii) in the case of an SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

                  (jj) "Subsidiary" means any subsidiary of the Company as defined in Section 424(f) of the Code.

                  (kk)  "Vested Unit" shall have the meaning ascribed thereto in
Section 10(d).

3.       Effective Date, Duration and Shareholder Approval

                  The amendment and restatement of the Plan is effective as of the Effective Date; PROVIDED that the validity and exercisabilty of any and all Awards granted on or after the Effective Date pursuant to the amended and restated Plan (i) in respect of shares of Stock in excess of that available under the Plan immediately prior to the Effective Date, (ii) of a type not available under the Plan immediately prior to the Effective Date or (iii) to any person not eligible to receive Awards under the Plan immediately prior to the Effective Date, is contingent upon approval of the Plan by the shareholders of the Company following the Effective Date, in a manner intended to comply with the shareholder approval requirements of Sections 162(m) and 422 of the Code, and of the New York Stock Exchange. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(i) of the Code; PROVIDED that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

                  The expiration date of the Plan, on and after which no Awards may be granted hereunder, shall be the day prior to the tenth anniversary of the Effective Date; PROVIDED, HOWEVER, that the administration of the Plan shall continue in effect until all matters relating to Awards previously granted have been settled.

4.       ADMINISTRATION
                  The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

                  Subject to the provisions of the Plan and applicable law, the Committee shall have the power, and in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Stock, other securities, other Options other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret, administer, reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action specified under the Plan or that the Committee deems necessary or desirable for the administration of the Plan.

                  (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder.

                  (c) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

5.       Grant of Awards; Shares Subject to the Plan

                  The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units, Performance Share Units and/or Stock Bonuses to one or more Eligible Persons; PROVIDED, HOWEVER, that:

                  (a) Subject to Section 13, the aggregate number of shares of Stock in respect of which Awards may be made under the Plan is 4,500,000 shares;

                  (b) Shares of Stock shall be deemed to have been used in settlement of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash; PROVIDED, HOWEVER, that shares of Stock or Company Class A common stock delivered (either directly or by means of attestation) in full or partial payment of the Option Price in accordance with the third sentence of Section 7(b) shall be deducted from the number of shares of Stock delivered to the Participant pursuant to such Option for purposes of determining the number of shares of Stock acquired pursuant to the Plan. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled for any reason whatsoever without the Participant having received any benefit therefrom, the shares covered by such Award shall again become available for future Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any "benefit" in the case of forfeited Restricted Stock Awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture;

                  (c) Stock delivered by the Company in settlement of Awards may be authorized and unissued Stock or Stock held in the treasury of the Company or purchased on the open market or by private purchase;

                  (d) Subject to Section 13, no person may be granted Options or SARs under the Plan during any calendar year with respect to more than 1,200,000 shares of Stock; PROVIDED that such number shall be adjusted pursuant to Section 13, and shares otherwise counted against such number, only in a manner which will not cause Options or SARs granted under the Plan to fail to qualify as "performance-based compensation" under Section 162(m) of the Code; and

                  (e) Subject to Section 13, with respect to awards of Performance Share Units, Restricted Stock or Phantom Stock Units intended to qualify as "performance-based compensation" under Section 162(m) of the Code, no person may be granted Performance Share Units, Restricted Stock or Phantom Stock Units under the Plan during any calendar year with respect to more than 1,200,000 shares of Stock;

PROVIDED that such number shall be adjusted pursuant to Section 13, and shares otherwise counted against such number, only in a manner which will not cause such Performance Share Units, Restricted Stock or Phantom Stock Units granted under the Plan to fail to qualify as "performance-based compensation" under
Section 162(m) of the Code.

6.       ELIGIBILITY

                  Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.       OPTIONS

                  The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; PROVIDED, HOWEVER, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

                  (a) OPTION PRICE. Subject to Section 7(e), the exercise price ("Option Price") per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock at the Date of Grant.

                  (b) MANNER OF EXERCISE AND FORM OF PAYMENT. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable (i) in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); PROVIDED, that such shares of Stock are Mature Shares,
(ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the Option Price or (B) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Stock subject to the Option, sufficient to pay the Option Price,
(iii) to the extent provided in the Stock Option Agreement, by delivery of, or attestation as to ownership of, shares of the Company's Class A common stock convertible into an equivalent number of shares of Stock with a fair market value equal to the portion of the Option Price to be paid thereby; PROVIDED that such shares of Class A common stock are Mature Shares, or (iv) by such other method as the Committee may allow.

                  (c) VESTING, OPTION PERIOD AND EXPIRATION. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); PROVIDED, HOWEVER, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

                  (d) STOCK OPTION AGREEMENT - OTHER TERMS AND CONDITIONS. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. Except as specifically provided otherwise in such Stock Option Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

                        (i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

                        (ii) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or exercises a related SAR or when the Option expires.

                        (iii) Subject to Section 12(k), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by him.

                        (iv) Each Option shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

                        (v) At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

                        (vi) Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Stock.

                  (e) INCENTIVE STOCK OPTION GRANTS TO 10% STOCKHOLDERS. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

                  (f) $100,000 PER YEAR LIMITATION FOR INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

                  (g) RELOAD OPTIONS. The Committee may provide for the grant to any Participant of additional Options ("Reload Options") upon the exercise of Options, including Reload Options, through the delivery of shares of Stock or shares of Class A common stock of the Company; PROVIDED, HOWEVER, that the Reload Options (i) may only be granted in connection with a grant of Nonqualified Stock Options; (ii) may only be granted with respect to the same number of shares of Stock or Class A common stock as were surrendered to exercise the Nonqualified Stock Options and the number of shares of Stock withheld for tax purposes pursuant to Section 12(d)(ii), (iii) shall have an exercise price per share not less than the greater of (A) five dollars more than the exercise price of the Nonqualified Stock Options, the exercise of which resulted in the grant of the Reload Options, or (B) 110% of the Fair Market Value of a share of Stock on the date of exercise of the Nonqualified Stock Options which resulted in the grant of the Reload Options, (iv) shall not be exercisable until six months after the exercise of the Nonqualified Stock Options which resulted in the grant of the Reload Options, (v) shall not be exercisable after the expiration of the term of the Nonqualified Stock Options, the exercise of which resulted in the grant of the Reload Options, and (vi) shall otherwise be subject to the same terms and conditions of the Nonqualified Stock Options, the exercise of which resulted in the grant of the Reload Options. Notwithstanding any provision of this Plan or a Stock Option Agreement to the contrary, unless the Stock Option Agreement specifically provides for the grant of Reload Options pursuant to Section 7(g) of the Plan, no grant of a Nonqualified Stock Option shall include a grant of Reload Options.

8.       STOCK APPRECIATION RIGHTS

                  Any Option granted under the Plan may include SARS, either at the Date of Grant or, except in the case of an Incentive Stock Option, by subsequent amendment. The Committee also may award SARs to Eligible Persons independent of any Option. An SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

                  (a) VESTING, TRANSFERABILITY AND EXPIRATION. SARs granted in connection with an Option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding Option. An SAR granted independent of an Option shall become exercisable, be transferable and shall expire in accordance with a vesting schedule, transferability rules and expiration provisions as established by the Committee and reflected in an Award agreement.

                  (b) AUTOMATIC EXERCISE. If on the last day of the Option Period (or in the case of an SAR independent of an option, the period established by the Committee after which the SAR shall expire), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option, and neither the SAR nor the corresponding Option has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

                  (c) PAYMENT. Upon the exercise of an SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over the Strike Price. The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

                  (d) METHOD OF EXERCISE. A Participant may exercise an SAR at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to be exercised, and the date on which such SARs were awarded.

                  (e) EXPIRATION. Except as otherwise provided in the case of SARs granted in connection with Options, an SAR shall expire on a date designated by the Committee which is not later than ten years after the Date of Grant of the SAR.

9.       PERFORMANCE SHARES

                  (a) AWARD GRANTS. The Committee is authorized to establish Performance Share programs to be effective over designated Award Periods determined by the Committee. At the beginning of each Award Period, the Committee will establish in writing Performance Goals based for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants.

The Committee shall determine the number of Performance Share Units to be awarded, if any, to each Participant who is selected to receive such an Award. The Committee may add new Participants to a Performance Share program after its commencement by making pro-rata grants.

                  (b) DETERMINATION OF AWARD. At the completion of a Performance Share Award Period, or at other times as specified by the Committee, the Committee shall calculate the number of shares of Stock earned with respect to each Participant's Performance Share Unit Award by multiplying the number of Performance Share Units granted to the Participant by a performance factor representing the degree of attainment of the Performance Goals.

                  (c) PARTIAL AWARDS. A Participant for less than a full Award Period, whether by reason of commencement or termination of employment or otherwise, shall receive such portion of an Award, if any, for that Award Period as the Committee shall determine.

                  (d) PAYMENT OF PERFORMANCE SHARE UNIT AWARDS. Performance Share Unit Awards shall be payable in that number of shares of Stock determined in accordance with Section 9(b); PROVIDED, HOWEVER, that, at its discretion, the Committee may make payment to any Participant in the form of cash. The amount of any payment made in cash shall be based upon the Fair Market Value of the Stock on the day prior to payment. Payments of Performance Share Unit Awards shall be made as soon as practicable after the completion of an Award Period.

                  (e) ADJUSTMENT OF PERFORMANCE GOALS. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate to compensate for, or reflect, (i) extraordinary or non-recurring events experienced during an Award Period by the Company or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained; (ii) any significant changes that may have occurred during such Award Period in applicable accounting rules or principles or changes in the Company's method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned or (iii) any significant changes that may have occurred during such Award Period in tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards.

                  (f) APPLICABILITY OF SECTION 162(M). With respect to Awards of Performance Shares intended to qualify as "performance-based compensation" under Section 162(m) of the Code, this Section 9 (including the substance of the Performance Goals, the timing of establishment of the Performance Goals, the adjustment of the Performance Goals and determination of the Award) shall be implemented by the Committee in a manner designed to preserve such Awards as such "performance-based compensation."

10.      Restricted Stock Awards and Phantom Stock Units

                  (a)   AWARD OF RESTRICTED STOCK AND PHANTOM STOCK UNITS.

                        (i) The Committee shall have the authority (1) to grant Restricted Stock and Phantom Stock Unit Awards to Eligible Persons, (2) to issue or transfer Restricted Stock to Participants, and
         (3) to establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

                        (ii) Each Participant granted a Restricted Stock Award shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee and (ii) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute a Restricted Stock agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in
         Section 10(b), the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant's account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such cash dividends, stock dividends or earnings.

                        (iii) Upon the Award of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee may cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it registered in the name of the Participant.

                        (iv) The terms and conditions of a grant of Phantom Stock Units shall be reflected in a written Award agreement. No shares of Stock shall be issued at the time a Phantom Stock Unit Award is made, and the

         Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee, each Phantom Stock Unit (representing one share of Stock) awarded to a Participant may be credited with cash and stock dividends paid by the Company in respect of one share of Stock ("Dividend Equivalents"). At the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Phantom Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Phantom Stock Unit and, if such Phantom Stock Unit is forfeited, the Participant shall have no right to such Dividends Equivalents.

                  (b)   RESTRICTIONS.

                        (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award agreement: (1) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; and (2) the shares shall be subject to forfeiture during the Restricted Period and restrictions on transferability, each as set forth in the Award agreement and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

                        (ii) Phantom Stock Units awarded to any Participant shall be subject to (1) forfeiture until the expiration of the Restricted Period, to the extent provided in the applicable Award agreement, and to the extent such Phantom Stock Units are forfeited, all rights of the Participant to such Phantom Stock Units shall terminate without further obligation on the part of the Company and (2) such other terms and conditions as may be set forth in the applicable Award agreement.

                        (iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Phantom Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Phantom Stock Award, such action is appropriate.

                  (c) RESTRICTED PERIOD. The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Phantom Stock Units indicated in a schedule established by the Committee in the applicable Award agreement.

                  (d) DELIVERY OF RESTRICTED STOCK AND SETTLEMENT OF PHANTOM STOCK UNITS. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 10(b) and the applicable Award agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited, except as otherwise set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any.

                  Upon the expiration of the Restricted Period with respect to any Phantom Stock Units covered by a Phantom Stock Unit Award, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired ("Vested Unit"); PROVIDED, HOWEVER, that, if so noted in the applicable Award agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for Vested Units. If cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value of the Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

                  (e) STOCK RESTRICTIONS. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following until the lapse of all restrictions with respect to such
Stock:

              Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the Movado Group, Inc. 1996 Stock Incentive Plan and a Restricted Stock Purchase and Award Agreement, dated as of _____________, between Movado Group, Inc. and __________________. A copy of such Agreement is on file at the offices of Movado Group, Inc.

Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

                  (f) APPLICABILITY OF SECTION 162(M). With respect to Awards of Restricted Stock or Phantom Stock Units intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall establish and administer Performance Goals in the manner described in
Section 9 as an additional condition to the vesting and payment of such Awards.

11.      STOCK BONUS AWARDS

                  The Committee may issue unrestricted Stock, or other awards denominated in Stock, under the Plan to Eligible Persons, alone or in tandem with other

Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. Stock Bonus Awards under the Plan shall be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions. With respect to Stock Bonus Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall establish and administer Performance Goals in the manner described in Section 9 as an additional condition to the vesting and payment of such Stock Bonus Awards.

12.      GENERAL

                  (a) ADDITIONAL PROVISIONS OF AN AWARD. Awards to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options (provided, that the Committee determines that providing such financing does not violate the Sarbanes-Oxley Act of 2002), provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of payment in respect of Awards for a specified period or until a specified event, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

                  (b) PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

                  (c) GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to settle Awards in Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

                  (d)   TAX WITHHOLDING.

                        (i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Stock or other property deliverable under any Award or from any compensation or other amounts owing to a Participant the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                        (ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by (A) delivery of Mature Shares of Stock or Class A common stock owned by the Participant with a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

                  (e) CLAIM TO AWARDS AND EMPLOYMENT RIGHTS. No employee of the Company, a Subsidiary or Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

                  (f) DESIGNATION AND CHANGE OF BENEFICIARY. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; PROVIDED, HOWEVER, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the Beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

                  (g) PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

                  (h) NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; PROVIDED, HOWEVER, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                  (i) GOVERNING LAW. The Plan shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly within the State of New York.

                  (j) FUNDING. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

                  (k)   NONTRANSFERABILITY.

                        (i) Each Award shall be exercisable only by a Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company, a Subsidiary or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                        (ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards other than Incentive Stock Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to:

                        (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 (collectively, the "Immediate Family Members");

                        (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members;

                        (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

                        (D)      any other transferee as may be approved either
                                 (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Award agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

                        (iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Awards, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate, (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (D) the consequences of the termination of the Participant's employment by, or services to, the Company, a Subsidiary or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, following which any transferred Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

                  (l) RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                  (m) RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

                  (n) EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

                  (o) PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

                  (p) TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

                  (q) TERMINATION OF EMPLOYMENT. Unless an applicable Award agreement provides otherwise, for purposes of the Plan a person who transfers from employment or service with the Company to employment or service with a Subsidiary or an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or an Affiliate.

                  (r) SEVERABILITY. If any provision of the Plan or any Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

13.      Changes in Capital Structure

                  Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Awards during any period stated in Sections 5(d) or 5(e) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this
Section 13 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as "performance-based compensation" under
Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

                  Notwithstanding the above, in the event of any of the following:

                  A. The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

                  B. All or substantially all of the assets of the Company are acquired by another person;

                  C.    The reorganization or liquidation of the Company; or

                  D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above,

then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 13 may be varied by the Committee in any particular Award agreement.

14.      Effect of Change in Control

                  Except to the extent reflected in a particular Award agreement:

                  (a) In the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, all Options and SARs shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or SAR, and the Restricted Period shall expire immediately with respect to 100 percent of such Phantom Stock Units or shares of Restricted Stock (including a waiver of any applicable

Performance Goals) and, to the extent practicable, such acceleration of exercisability and expiration of the Restricted Period (as applicable) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Stock subject to their Awards.

                  (b) In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee's determination of the degree of attainment of Performance Goals, and
(iii) cause all previously deferred Awards to be settled in full as soon as possible.

                  (c) In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

                  (d) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

15.      Nonexclusivity of the Plan

                  Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

16.      Amendments and Termination

                  (a) AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; PROVIDED that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to comply with any applicable stock exchange listing requirement or to prevent the Company from being denied a tax deduction on account of Section 162(m) of the

Code); and PROVIDED FURTHER that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (b) AMENDMENT OF AWARD AGREEMENTS. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; and PROVIDED FURTHER that, without stockholder approval, (i) no amendment or modification may reduce the exercise price of any Option, (ii) the Committee may not cancel any outstanding Option and replace it with a new Option (with a lower exercise price) in a manner which would either (A) be reportable on the Company's proxy statement as Options which have been "repriced" (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any Option being accounted for under the "variable" method for financial statement reporting purposes and (iii) the Committee may not take any other action which is considered a "repricing" for purposes of the shareholder approval rules of any applicable stock exchange.

                                      * * *

As amended and restated by the Board of
Directors of Movado Group, Inc. at a meeting held on April 8, 2004

                                                                      APPENDIX C
                                                                      ----------





                               MOVADO GROUP, INC.

                              AMENDED AND RESTATED

                    DEFERRED COMPENSATION PLAN FOR EXECUTIVES















                                                          Effective June 1, 1995
                                  Amended and Restated Effective January 1, 1998 Amended and Restated Effective January 1, 2002
                                   Amended and Restated Effective _____ 17, 2004

                               MOVADO GROUP, INC.
                              AMENDED AND RESTATED
                    DEFERRED COMPENSATION PLAN FOR EXECUTIVES

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
                                   ARTICLE I
                                  Definitions

1.1      Account.............................................................1
1.2      Administrator.......................................................1
1.3      Base Salary.........................................................1
1.4      Change in Control...................................................1
1.5      Class Year Account..................................................3
1.6      Code................................................................4
1.7      Company.............................................................4
1.8      Company Stock.......................................................4
1.9      Compensation........................................................4
1.10     Effective Date......................................................4
1.11     Eligible Employee...................................................4
1.12     Employee............................................................4
1.13     Employers...........................................................4
1.14     Employer Contribution...............................................4
1.15     ERISA...............................................................4
1.16     Group I Employee....................................................4
1.17     Group II Employee...................................................4
1.18     Matching Contribution...............................................5
1.19     Option Deferrals....................................................5
1.20     Participant.........................................................5
1.21     Plan................................................................5
1.22     Plan Year...........................................................5
1.23     Salary Deferrals....................................................5
1.24     Salary Deferral Election............................................5
1.25     Total and Permanent Disability......................................5
1.26     Trust...............................................................5
1.27     Trustee.............................................................5
1.28     Year of Service.....................................................5

                                   ARTICLE II
                                 Participation

2.1      Eligibility for Participation.......................................6
2.2      Commencement of Participation.......................................6
2.3      Benefits............................................................6

                                                                           PAGE
                                                                           ----

                                  ARTICLE III
                                 Contributions

3.1      Salary Deferrals....................................................7
3.2      Matching Contributions..............................................8
3.3      Company Stock.......................................................8
3.4      Employer Contributions..............................................9
3.5      Time of Contributions...............................................9
3.6      Form of Contributions..............................................10

                                   ARTICLE IV
                                    Vesting

4.1      Vesting............................................................10

                                    ARTICLE V
                                    Accounts

5.1      Accounts...........................................................11
5.2      Investments, Gains and Losses......................................12
5.3      Forfeitures........................................................13

                                   ARTICLE VI
                                 Distributions

6.1      Payment............................................................13
6.2      Commencement of Payment............................................13

                                  ARTICLE VII
                                  Beneficiarie

7.1      Beneficiaries......................................................15
7.2      Lost Beneficiary...................................................15

                                  ARTICLE VIII
                                    Funding

8.1      Prohibition Against Funding........................................16
8.2      Deposits in Trust..................................................16
8.3      Indemnification of Trustee.........................................17
8.4      Withholding of Employee Contributions..............................17

                                   ARTICLE IX
                                Claims Procedure

9.1      General............................................................17
9.2      Claim Review.......................................................17
9.3      Right of Appeal....................................................18
9.4      Review of Appeal...................................................18
9.5      Designation........................................................18

                                                                           PAGE
                                                                           ----

                                   ARTICLE X
                           Administration of the Plan

10.1     Committee as Administrator.........................................19
10.2     Actions Taken by the Committee.....................................19
10.3     Bond and Compensation..............................................19
10.4     Duties of the Committee............................................19
10.5     Employers to Furnish Information...................................20
10.6     Expenses...........................................................20
10.7     Indemnification....................................................21

                                   ARTICLE XI
                               General Provisions

11.1     No Assignment......................................................21
11.2     No Employment Rights...............................................21
11.3     Incompetence.......................................................22
11.4     Identity...........................................................22
11.5     Other Benefits.....................................................22
11.6     No Liability.......................................................22
11.7     Insolvency.........................................................22
11.8     Amendment and Termination..........................................23
11.9     Employer Determinations............................................23
11.10    Construction.......................................................23
11.11    Governing Law......................................................23
11.12    Severability.......................................................24
11.13    Headings...........................................................24
11.14    Terms..............................................................24
11.15    Approval of IRS....................................................24
11.16    Term...............................................................24

                               MOVADO GROUP, INC.
                              AMENDED AND RESTATED
                    DEFERRED COMPENSATION PLAN FOR EXECUTIVES



                  Movado Group, Inc., a New York corporation, Swiss-Am, Inc., a New Jersey corporation, and Movado Retail Group, Inc., a New Jersey corporation, hereby adopt this Amended and Restated Movado Group, Inc. Deferred Compensation Plan for Executives.

                                   ARTICLE I
                                  DEFINITIONS

         1.1 ACCOUNT. The bookkeeping account established for each Participant as provided in Section 5.1 hereof.

         1.2      ADMINISTRATOR.  The committee appointed pursuant to ARTICLE X.

         1.3      BASE SALARY.

                  (a) The amount payable to a Participant by the Employers as basic salary attributable to services performed in a Plan Year. Base Salary shall only include regularly scheduled salary payable throughout the year, as determined by the Employers, and shall not include bonuses or irregular remuneration.

                  (b) Notwithstanding subsection (a), for those Employees classified by an Employer as sales executives, the term Base Salary shall only include base salary and shall not include commissions and bonuses.

         1.4 CHANGE IN CONTROL. The occurrence during the term of the Plan of:

                  (a) The commencement (within the meaning of Rule 14d-2 under the Securities Exchange Act of 1934 (the "Act")) of a tender offer for more than twenty percent (20%) of the Company's outstanding shares of capital stock having voting power in the election of directors (the "Voting Securities").

                  (b) An acquisition (other than directly from the Company) of any voting securities of the Company by any "Person" (as the term is used for purposes of section 13(d) or 14(d) of the Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Act) of twenty percent (20%) or more of the combine l voting power of the Company's then outstanding Voting Securities, provided, however that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition") (as hereinafter defined) shall not constitute an acquisition) which would cause a Change in Control. A Non-Control Acquisition shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof or a trustee thereof acting solely in its capacity as trustee) maintained by the Company or by any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest as owned, directly or indirectly, by the Company (for purposes of this definition, a subsidiary); (2) the Company or its subsidiaries; or (3) any Person who files in connection with such acquisition a Schedule 13D which expressly disclaims any intention to seek control of the Company and does not expressly reserve the right to seek such control; provided, however, that any amendment to such statement of intent which either indicates an intention or reserves the right to seek control shall be deemed an "acquisition" of the securities of the Company reported in such filing as beneficially owned by such Person for purposes of this paragraph.

                  (c) The individuals who, as of July 1, 2002, are members of the board (the "Incumbent Board"), ceasing for any reason to constitute at least two-thirds (2/3) of the members of the board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

                  (d)   Approval by stockholders of the Company of:

                        (1) merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction," i.e., meets each of the requirements described in
(i), (ii) or (iii) below: (i) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least seventy percent (70%) if the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation or reorganization; or (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds (2/3) of the members of the board of director of the Surviving Corporation immediately following the consummation of such merger, consolidation or reorganization; and
(iii) no Person other than the Company, any subsidiary, any employee benefit plan (or any trust forming a part thereof or a trustee thereof acting solely in its capacity as trustee) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities immediately following the consummation of such merger, consolidation or reorganization.

                        (2) A complete liquidation or dissolution of the Company.

                        (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to an affiliate).

         1.5 CLASS YEAR ACCOUNT. The bookkeeping subaccounts established for each Participant as provided in section 5.1 hereof.

         1.6      CODE.  The Internal Revenue Code of 1986, as amended.

         1.7      COMPANY.  Movado Group, Inc., a New York corporation.

         1.8      COMPANY STOCK.  Common stock of the Company.

         1.9 COMPENSATION. The Participant's Base Salary, bonuses and other remuneration from the Employer.

         1.10 EFFECTIVE DATE. The Plan was originally effective on June 1, 1995. This amendment and restatement is effective _____ 2004.

         1.11 ELIGIBLE EMPLOYEE. An Employee of an Employer who is a management or highly compensated Employee within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.

         1.12     EMPLOYEE. Any person employed by an Employer.

         1.13 EMPLOYERS. Movado Group, Inc., a New York corporation; Swiss-Am, Inc., a New Jersey corporation, and Movado Retail Group, Inc., a New Jersey corporation.

         1.14 EMPLOYER CONTRIBUTION. A discretionary contribution made by the Employers to the Trust that is credited to one or more Participant's Accounts in accordance with the terms of Section 2.3 hereof.

         1.15 ERISA. The Employee Retirement Income Security Act of 1974, as amended.

         1.16 GROUP I EMPLOYEE. An Employee. who is designated as a Group I Employee by an Employer in Schedule A attached hereto, as such schedule may be amended by the Employer from time to time.

         1.17 GROUP II EMPLOYEE. An Employee who is designated as a Group II Employee by an Employer in Schedule A attached hereto, as such schedule may be amended by the Employer from time to time.

         1.18 MATCHING CONTRIBUTION. A contribution made by the Employers to the Trust that is credited to one or more Participant's Accounts in accordance with the terms of Section 3.2 hereof.

         1.19 OPTION DEFERRALS. The amount of potential option gain that a Participant elects to defer in accordance with Section 3.5 hereof.

         1.20 PARTICIPANT. An Eligible Employee who has become a Participant as provided in Section 3.1 and whose Account has not been fully distributed.

         1.21 PLAN. The Amended and Restated Movado Group, Inc. Deferred Compensation Plan for Executives.

         1.22     PLAN YEAR. The twelve (12) month period ending December 31.

         1.23 SALARY DEFERRALS. The portion of Compensation that a Participant elects to defer in accordance with Section 3.1 hereof.

         1.24 SALARY DEFERRAL ELECTION. The separate written agreement, submitted to the Administrator, by which an Eligible Employee agrees to participate in this Plan and make Salary Deferral hereunder.

         1.25 TOTAL AND PERMANENT DISABILITY. Any medically determinable physical or mental disorder hat renders a Participant incapable of continuing in the employment of an Employer and is (expected to continue for the remainder of a Participant's life, as determined by the Administrator in its sole discretion.

         1.26     TRUST.  The Trust under the Plan.

         1.27 TRUSTEE. The trustee under the Trust and any successor Trustee appointed pursuant to the Trust.

         1.28 YEAR OF SERVICE. A Participant's twelve (12) month period of employment with an Employer beginning on the Participant's first day of employment with the Employer. Periods of employment of less than twelve (12) full months shall not constitute a Year of Service.

                                   ARTICLE II
                                  PARTICIPATION

         2.1      ELIGIBILITY FOR PARTICIPATION.

                  (a) The Employers shall determine which Eligible Employees shall become Participants and the category of benefits, under Section 2.3, to which they will be entitled. The Employers' determination under this Section 2.1 and under Section 2.3 shall be set forth in Schedule A, attached hereto.

                  (b) An Employer may determine that a Participant shall cease being a Participant as of any date specified by it; provided, however, that the Employer may not reduce the Account of such Participant as of the date such determination is made. Such determination shall be specified in Schedule B.

         2.2      COMMENCEMENT OF PARTICIPATION.

                  (a) Each Eligible Employee selected to become a Participant (pursuant to Section 1.1) shall become a Participant as of the date specified by an Employer, as set forth in Schedule A.

                  (b) Notwithstanding subsection (a), a Salary Deferral Election with respect to a Plan year shall not be effective except to the extent it complies with Section 3.1.

         2.3 BENEFITS. The Employers shall determine, from time to time, whether a Participant is to be treated as a Group I or Group II Employee. An Employer may change the classification of any Participant as of any date specified by it; provided, however, that the Account of such Participant shall not be reduced by such change of classification. The classification of any Participant shall be set forth in Schedule A. Participants shall cease to contribute hereunder after they cease to be employed by any of the Employers.

                                   ARTICLE III
                                  CONTRIBUTIONS

         3.1      SALARY DEFERRALS.

                  (a) The Employers shall credit to the Account of a Participant an amount equal to the amount designated in the Participant's Salary Deferral Election for each Plan Year. Such amounts shall not be made available to such Participant, except as provided in ARTICLE VI, and hall reduce such Participant's Compensation from an Employer in accordance with the provisions of the applicable Salary Deferral Election; provided, however, that all such amounts shall be subject to the rights of the general creditors of each of the Employers as provided in ARTICLE VIII.

                  (b) Each Eligible Employee shall deliver a Salary Deferral Election to his or her Employer before any Salary Deferrals become effective. Such Salary Deferral Election shall be void with respect to any Salary Deferral unless submitted before the beginning of the calendar year during which the amount to be deferred will be earned; provided, however, that in the year in which this Plan is first adopted or an Employee is first eligible to participate, such Salary Deferral election may be filed within thirty (30) days of the date on which this Plan is adopted or the date on which an Employee is first eligible to participate, respectively, with respect to Compensation earned during the remainder of the calendar year.

                  (c) The Salary Deferral Election shall designate the amount of Compensation deferred by each Participant and such other items as the Administrator may prescribe. Such designations shall remain effective unless amended as provided in subsection (d), below. There shall be no maximum limit on the Salary Deferrals permitted for each Participant.

                  (d) A Participant may amend his or her Salary Deferral Election from time to time for any Plan Year that has not yet commenced. If a Participant amends his or her Salary Deferral Election in a given Plan Year to reduce or discontinue Salary Deferrals for the balance of that Plan Year, then the Participant's Account shall be reduced by ten percent (10%) of such unpaid amount, with such reduction being made from the Participant's Salary Deferral subaccount (or such other subaccount as the Administrator shall determine).

         3.2      MATCHING CONTRIBUTIONS.

                  (a) Each Employer shall also credit to the Account of each Participant who is its Employee, who is a Group I Employee and who makes Salary Deferrals a Marching Contribution in an amount equal to one hundred percent (100%) of the Salary Deferrals contributed by such Participant up to a maximum of ten percent (10%) of such Participant's Base Salary.

                  (b) Each Employer shall also credit to the Account of each Participant who is its Employee, who is a Group II Employee and who makes Salary Deferrals a Marching Contribution in an amount equal to one hundred percent (100%) of the Salary Deferrals contributed by such Participant up to a maximum of five percent (5%) of such Participant's Base Salary.

                  (c) Matching Contributions for a Plan Year will be credited to the Account of a Participant under this Section 3.2 only if such Participant is an Employee on the last day of such Plan Year. The requirement set forth in this Section 3.2(c) shall be waived in the event of: (i) the death of a Participant during such Plan Year, (ii) the termination of the Participant's employment after having incurred a Total and Permanent Disability during such Plan Year, or (iii) the termination of the Participant's employment during such Plan Year after having reached the age of sixty-five (65).

                  (d) Twenty percent (20%) of the Matching Contributions for a Participant shall be made in rights to Company Stock, as determined under
Section 3.3.

                  (e) Matching Contributions for a Plan Year shall be made no earlier than the last day of each quarter of such Plan Year. Matching Contributions made during a Plan Year shall remain subject to all conditions specified in this Plan, including those in subsection (c) above.

         3.3      COMPANY STOCK.

                  (a) Matching Contributions for a Participant in the form of rights to Company Stock shall consist of bookkeeping credits to the Accounts and Class Year Accounts for such Participant. Such credits will initially be determined by crediting to such Participant's Accounts and Class Year Accounts the number of shares (including fractional shares) of Company Stock that such Matching Contribution could purchase based upon the value of the Company Stock at the end of the month in which such Matching Contribution is made (or credited). All determinations of the value of Company Stock will be made by the Treasurer of the Company in his or he sole discretion.

                  (b) Dividends declared on Company Stock shall not be credited to the Account and Class Year Accounts of any Participant.

                  (c) When a Participant or Beneficiary is entitled to a distribution pursuant to ARTICLE VI with respect to his or her rights to Company Stock, the Company shall issue to the Participant or Beneficiary the number of shares of Company Stock that equal the number of full shares then credited in such Participant's Accounts. The Company shall pay any fractional shares in cash. If payment to the Participant or Beneficiary is being made in installments, the Administrator, in its sole discretion, shall determine whether such Company Stock shall be paid in like installments, as a lump-sum in connection with such installments or in any other manner consistent with such installment payments.

         3.4 EMPLOYER CONTRIBUTIONS. The Employers reserve the right to make discretionary contributions to Participants' Accounts in such amount and in such manner as may be determined by the Employers.

         3.5      TIME OF CONTRIBUTIONS.

                  (a) Salary Deferrals shall be transferred to the Trust as soon as administratively feasible following each payroll period. Matching Contributions (other than Company Stock or the rights to Company Stock) and Option Deferrals shall be transferred to the Trust no later than thirty (30) days following the last day of the Plan Year. The Employers shall also transmit at the same time any necessary instructions regarding the allocation of such amounts among the Accounts of Participants.

                  (b) Employer Contributions shall be transferred to the Trust at such time as the Employers shall determine. The Employers shall also transmit at that time any necessary instructions regarding the allocation of such amounts among the Accounts of Participants.

         3.6 FORM OF CONTRIBUTIONS. All Salary Deferrals, Matching Contributions and Employs Contributions to the Trust shall be made in the form of cash or cash equivalents of United States currency, except as otherwise provided herein. Notwithstanding the foregoing, Salary Referrals may be made in the form of Company Stock or rights to Company Stock which the Participant would otherwise be entitled to receive as Compensation.


                                   ARTICLE IV
                                     VESTING

         4.1      VESTING.

                  (a) Except as otherwise provided herein, a Participant shall have a nonforfeitable right to the vested portion of his or her Class Year Accounts; provided, however, that all such amounts shall be subject to the rights of the general creditors of the Employers as provide in ARTICLE VII.

                  (b) Each Class Year Account of a Participant will vest twenty percent (20%) if the Participant is still an Employee on the last day of each Plan Year beginning with the Plan Year of such Class Year Account. Thereafter, such Class Year Account shall vest an additional twenty percent (20%) on the last day of each Plan Year as long as the Participant is still an Employee and therefore shall be fully vested on the last day of the fourth Plan Year following the first plan Year of such Class Year Account if the Participant is still then an Employee. Further vesting shall cease once a Participant is no longer an Employee.

                  (c) The portion of a Participant's Class Year Accounts attributable to Salary Deferral and Option Deferrals, and earnings thereon, shall be fully vested.

                  (d) A Participant who attains the age of sixty-five (65) shall be fully vested in the amounts credited to all of his or her Accounts.

                  (e) A Participant who has a termination of employment due to Total and Permanent Disability shall be fully vested in the amounts credited to all of his or her Class Year Account.

                  (f) If a Change in Control occurs, all amounts attributable to Matching Contributions shall be fully vested as of the effective date of such Change in Control.

                  (g) Any amounts credited to a Participant's Class Year Accounts that arc not vested a the time of his or her termination of employment with an Employer shall be forfeited. The Administrator shall determine the extent to which such forfeiture shall consist of rights to Company Stock.


                                   ARTICLE V
                                   ACCOUNTS

         5.1      ACCOUNTS.

                  (a)   (1)   The Administrator shall establish and maintain a
bookkeeping account in the name of each Participant. Unless otherwise directed by the Employers, the Trustee shall also maintain and invest separate omnibus accounts that correspond to each Participant's Account.

                        (2) The Administrator may also establish any subaccounts that it feels may be appropriate. The Administrator shall also establish and maintain subaccounts in each Participant's Account that shall be denominated as Class Year Accounts. The Administrator shall all ) establish and maintain subaccounts in each Participant's Account for rights to Company Stock.

                  (b)   (1)   Each Participant's Account shall be credited with
Salary Deferrals (as specified in the Participant's Salary Deferral Election), any Matching Contributions allocable thereto, any Option Deferrals, any Employer Contributions and any earnings or losses on the foregoing. Each Participant's Account shall be reduced by any distributions made plus any federal and state tax withholding and any social security withholding tax as may be required by law.

                        (2) Separate Class Year Accounts for a Participant shall consist of each Participant's Salary Deferrals, Option Deferrals, Matching Contributions and Employer Contributions that are made with respect to a given Plan Year and any earnings or losses on such amounts Class Year Accounts shall be separately maintained for a Participant for each Plan Year un I such Class Year Accounts are fully vested (as provided in ARTICLE IV), at which time successfully vested Class Year Accounts shall be merged.

         5.2      INVESTMENTS, GAINS AND LOSSES.

                  (a)   (1)   By written investment directions to the
Administrator, each Participant shall direct the investment of his or her Account (other than the subaccount for rights to Company Stock) among the investment funds available under this Plan. The Administrator may require separate investment directions with respect to each Class Year Account of a Participant. In the absence of timely instructions, a Participant's Account shall be invested in a money market fund as selected by the Administrator. In accordance with rules established by the Administrator, each Participant shall be allowed to modify his or her investment directions (or the initial investment made in the absence of directions from the Participant) with respect to all or any portion of his or her Account, effective as of the first day following the date of modification (or such other time specified by the Administrator). A Participant's change of investment directions shall apply to the existing balance in his or her Account and to future amounts o be credited thereto, as the Participant may elect.

                        (2) Notwithstanding subsection (a)(1), neither the Administrator nor the Trustee are obligated to follow any investment instruction received by a Participant pursuant to subsection (a)(1).

                        (3) The Employers, or the Trustee if an Employer so directs, shall, from time to time, establish the investment funds available under the Plan.

                  (b) The Administrator shall adjust the amounts credited to each Participant's Account to reflect Salary Deferrals, Option Deferrals, Matching Contributions,

Employer Contributions, investment experience, distributions and any other appropriate adjustments. Such adjustments its shall be made as frequently as is administratively feasible.

         5.3 FORFEITURES. Any forfeitures from a Participant's Account shall continue to be held in the Trust, shall be separately invested and shall be used to reduce succeeding Matching Contributions and Employer Contributions until such forfeitures have been entirely so applied. If no further Matching Contributions or Employee Contributions will be made, then such forfeitures shall be returned to the Employer that made such contribution.


                                   ARTICLE VI
                                  DISTRIBUTIONS

         6.1      PAYMENT.

                  (a)   (1)   Benefits shall be paid in roughly equal annual
installments over a period of ten (10) years payable in January of each year.

                        (2)   Notwithstanding subsection (a)(1), the
Administrator, in its sole discretion may pay any amounts due to a Participant in a lump-sum.

                  (b) In the event that a Participant who is a former Employee and who is receiving installment payments under subsection (a)(1) is determined by the Administrator to be providing services for a competitor of an Employer within two (2) years after his or her terminate m of employment with an Employer, then all remaining amounts due such Participant under the Plan shall be paid in a lump sum.

                  (c) Payment may be made in Company Stock to the extent the Participant's Account has been denominated in Company Stock (under Section 3.3 or otherwise). Otherwise, payment shall be made in cash.

         6.2      COMMENCEMENT OF PAYMENT.

                  (a) Except as otherwise provided herein, payments to a Participant shall commence in the January immediately after the calendar year in which the Participant has had a terminal )n of employment with an Employer.

                  (b) The Administrator may permit an early distribution (before the date set forth in Section 6.2(a)) of part or all of any deferred amounts; provided, however, that such distribution shall be made only if the Administrator, in its sole discretion, determines that the Participant has experienced an unforeseen emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if early distribution were not permitted. Any distribution pursuant to this subsection is limited to the amount it necessary to meet the hardship.

                  (c) Upon the death of a Participant, all amounts credited to his or her Account shall be fully vested and shall be paid to his or her beneficiary or beneficiaries, as determined under ARTICLE VII hereof.

                  (d)   (1)   A Participant who has experienced a hardship, as
determined by the Administrator, in its sole discretion, shall be permitted to receive, in a lump-sum payment, a distribution of up to fifty percent (50%) of the vested portion of his or her Account exclusive of the subaccount for Company Stock; provided, however, that ten percent (10%) of the amount designated for distribution shall be treated as a forfeiture under Section 5.3 from the balance of the Participant's Account.

                        (2) A Participant who receives a hardship distribution under subsection (d)(1) shall not receive any Matching Contributions or Employer Contributions and shall not be permitted to make any further Salary Deferrals for the balance of the Plan Year and for the following Plan Year.

                        (3) A Participant shall not be permitted to receive more than two (2) hardship distributions under subsection (d)(1).

                  (e)   (1)   A Participant who filed an election under this
subsection (e) shall receive distribution from the vested portion of his or her Account in accordance with that election; provided, however, that amounts in the Participant's Account distributed under this subsection (e) shall not include Matching Contributions or Employer Contributions.

                        (2) An election under this subsection (e) shall be made with the Administrator on a form prescribed by the Administrator. The election shall only be valid if filed at least two (2) years before the date of distribution; provided, however, that a Participant may amend an otherwise valid election to defer the date of distribution as long as that amendment is filed with the Administrator at least six (6) months before the otherwise applicable date of distribution.


                                   ARTICLE VII
                                  BENEFICIARIES

         7.1 BENEFICIARIES. Each Participant may from time to time designate one or more persons who may be any one or more members of such Participant's family or other persons, administrators, trusts, foundations or other entities) as his or her beneficiary under this Plan. Such designation shall be made on a form prescribed by the Administrator. Each Participant may at any time and from time to time, change any previous beneficiary designation, without notice to or consent of any previously designated beneficiary, by amending his or her previous designation on a form prescribed by the Administrator. If the beneficiary does not survive the Participant (or is otherwise unavailable to receive payment) or if no beneficiary is validly designated, then the amounts payable under this Plan shall be paid to the Participant's surviving spouse, if any, and, if none, to the Participant's estate and such person shall be deemed to be a beneficiary hereunder. If more than one person is the beneficiary of a deceased Participant, each such person shall receive a pro rata share of any death benefit payable unless otherwise designated on the applicable form. If a beneficiary who is receiving benefits dies, all benefits that were payable to such beneficiary shall then be payable to the estate of that beneficiary.

         7.2      LOST BENEFICIARY.

                  (a) All Participants and beneficiaries shall have the obligation to keep the Administrator informed of their current address until such time as all benefits due have been paid.

                  (b) If a Participant or beneficiary cannot be located by the Administrator exercising due diligence, then, in its sole discretion, the Administrator may presume that the Participant or beneficiary is deceased for purposes of this Plan and all unpaid amounts (net of due diligence expenses) owed to the Participant or beneficiary shall be paid accordingly or, if a beneficiary cannot be so located, then such amounts may be forfeited. Any such presumption of death shall be final, conclusive and binding on all parties.

                                  ARTICLE VIII
                                     FUNDING

         8.1 PROHIBITION AGAINST FUNDING. Should any investment be acquired in connection with the liabilities assumed under this Plan, it is expressly understood and agreed that the Participants and beneficiaries shall not have any right with respect to, or claim against, such assets nor shall any such purchase be construed to create a trust of any kind or a fiduciary relationship between the Employers and the Participants, their beneficiaries or any other person. Any such assets (including any amounts deferred by a Participant or contributed by the Employers pursuant to ARTICLE III hereof) shall be and remain a part of the general, unpledged, unrestricted assets of the Employers, subject to the claims of its general creditors. It is the express intention of the parties hereto that this arrangement shall be unfunded for tax purposes and for purposes of Title I of ERISA. Each Participant and beneficiary shall be required to look to the provisions of this Plan and to the Employers themselves for enforcement of any and all benefits due under this Plan, and to the extent any such person acquires a right to receive payment under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Employers. The Employers or the Trust shall be designated the owner and beneficiary of any investment acquired in connection with its obligation under this Plan.

         8.2 DEPOSITS IN TRUST. Notwithstanding Section 8.1, or any other provision of this Plan to the contrary, the Employers may deposit into the Trust any amounts they deem appropriate to pay the benefits under this Plan. The amounts so deposited may include all contributions made pursuant to a Salary Deferral Election by a Participant, any Employer Contributions and any Matching Contributions.

         8.3      INDEMNIFICATION OF TRUSTEE.

                  (a) The Trustee shall not be liable for the making, retention, or sale of any investment or reinvestment made by it, as herein provided, nor for any loss to, or diminution of, the Trust assets, unless due to its own negligence, willful misconduct or lack of good faith.

                  (b) Such Trustee shall be indemnified and saved harmless by the Employers from and against all personal liability to which it may be subject by reason of any act done or omitted to be done in its official capacity as Trustee in good faith in the administration of this Plan and the Trust, including all expenses reasonably incurred in its defense in the event an Employer fails to provide such defense upon the request of the Trustee. The Trustee is relieved of all responsibility in connection with its duties hereunder to the fullest extent permitted by law, short of breach of duty to the beneficiaries.

         8.4 WITHHOLDING OF EMPLOYEE CONTRIBUTIONS. The Administrator is authorized to make any and all necessary arrangements with the Employers in order to withhold the Participant's Salary Deferrals under Section 3.1 hereof from his or her pay. The Administrator shall determine the amount and timing of such withholding.


                                   ARTICLE IX
                                CLAIMS PROCEDURE

         9.1 GENERAL. In the event that a Participant or his or her beneficiary does not receive any Plan benefit that is claimed, such Participant or beneficiary shall be entitled to consideration and review as provided in this
ARTICLE IX. Such consideration and review shall be conducted in a manner designed to comply with section 503 of ERISA.

         9.2 CLAIM REVIEW. Upon receipt of any written claim for benefits, the Administrator shall be notified and shall give due consideration to the claim presented. If the claim is denied to any extent by the Administrator, the Administrator shall furnish the claimant with a written notice setting forth (in a manner calculated to be understood by the claimant):

                  (a)   the specific reason or reasons for denial of the claim;

                  (b) a specific reference to this Plan provisions on which the denial is based;

                  (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d)   an explanation of the provisions of this ARTICLE IX.

         9.3      RIGHT OF APPEAL. A claimant who has a claim denied under
Section 9.2 may appeal to the Administrator for reconsideration of that claim. A request for reconsideration under this Section 9.3 must be filed by written notice within sixty (60) days after receipt by the claimant of the notice of denial under Section 9.2.

         9.4 REVIEW OF APPEAL. Upon receipt of an appeal, the Administrator shall promptly take action to give due consideration to the appeal. Such consideration may include a hearing of the parties involved, if the Administrator feels such a hearing is necessary. In preparing for the appeal, the claimant shall be given the right to review pertinent documents and the right to submit in writing a statement of issues and comments. After consideration of the merits of the appeal, the Administrator shall issue a written decision which shall be binding on all parties. The decision shall be written in a manner calculated to be understood by the claimant and shall specifically state its reasons and pertinent Plan provisions on which it relies. The Administrator's decision shall be issued within sixty (60) days after the appeal is filed, except that if a hearing is held the decision may be issued within one hundred twenty (120) days after the appeal is filed.

         9.5 DESIGNATION. The Administrator may designate one or more of its members or any other person of its choosing to make any determination otherwise required under this ARTICLE IX.

                                   ARTICLE X
                           ADMINISTRATION OF THE PLAN

         10.1      COMMITTEE AS ADMINISTRATOR. The committee designated in this
Section 10.1 shall be the Administrator. The name of the committee shall be the Deferred Compensation Committee and shall consist of such individuals, corporations or other entities as the Employers shall from time to time appoint. Until otherwise designated by the Employers, the members of the Deferred Compensation Committee shall be those persons holding the following positions (or their nearest equivalent) at the Company: Chief Financial Officer; Treasurer; President and Chief Operating Officer; and Vice President, Human Resources.

         10.2 ACTIONS TAKEN BY THE COMMITTEE. All resolutions or other actions taken by the Deferred Compensation Committee at a meeting shall be by the affirmative vote of a majority of those present at the meeting. More than half of the members must be present to constitute a quorum or a meeting. Any member of the Deferred Compensation Committee may sign any document or instrument requiring the signature of the Deferred Compensation Committee or otherwise act on behalf of the Deferred Compensation Committee, unless otherwise directed by the Deferred Compensation Committee. The Deferred Compensation Committee may adopt such additional rules of procedures and conduct as it deems appropriate.

         10.3 BOND AND COMPENSATION. The members of the Deferred Compensation Committee shall serve without bond, except as otherwise required by law, and without remuneration for their services as such.

         10.4 DUTIES OF THE COMMITTEE. The Deferred Compensation Committee shall undertake all duties assigned to it under the Plan and Trust and shall undertake all actions, express or implied, necessary for the proper administration of the Plan. All actions and decisions of the Deferred Compensation Committee shall be made in its sole discretion, unless expressly otherwise provided in the Plan. The Deferred Compensation Committee's duties and responsibilities include, but are not limited to, the following:

                  (a) adopting and enforcing such rules and regulations that it deems necessary or appropriate for the administration of the Plan in accordance with applicable law;

                  (b) interpreting the Plan, in its sole discretion, with its good faith interpretation thereof to be final and conclusive on any Employee, former Employee, Participant, former Participant, beneficiary or other party;

                  (c) deciding all questions concerning the Plan, including the eligibility of any person to participate in the Plan in accordance with the Plan provisions;

                  (d) computing the amounts to be distributed to any Participant, former Participant or beneficiary in accordance with the provisions of the Plan, determining the person or persons to whom such amounts will be distributed and determining when such amounts will be distributed;

                  (e)   authorizing the payment of distributions;

                  (f) keeping such records and submitting such filings, elections, applications, returns or other documents or forms as may be required under the Code and applicable regulations, or under other federal, state or local law and regulations; and

                  (g) appointing such agents, counsel, accountants and consultants as may be required to assist in administering the Plan.

                  10.5  EMPLOYERS TO FURNISH INFORMATION. To enable the
Deferred Compensation Committee to perform its functions, the Employers shall supply full and timely information to the Deferred Compensation Committee on all matters relating to the remuneration of all Participants, their retirement, death or other cause of separation from service, and such other pertinent acts as the Deferred Compensation Committee may require.

                  10.6 EXPENSES. All expenses of Plan administration and operation, including the fees of any agents or counsel employed and including any expenses attributable to a termination of the Plan, shall be paid by the Employers. To the extent that the Employers may be liable for social security or other withholding tax, the Administrator, in its sole discretion, may charge such expenses to the benefits due to the applicable Participant or Beneficiary.

                  10.7 INDEMNIFICATION. The Employers hereby agree to indemnify each and every member of the Deferred Compensation Committee or Employee acting on behalf of the Deferred Compensation Committee for any expenses or liabilities (other than those due to willful misconduct) actually incurred in or arising out of the performance of their duties under the Plan, including but not limited to, litigation expenses and attorneys fees.

                                   ARTICLE XI
                               GENERAL PROVISIONS

         11.1 NO ASSIGNMENT. Benefits or payments under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's beneficiary, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish the same shall not be valid, nor shall any such benefit or payment be in any way liable for or subject to the debts, contracts, liabilities, engagement or torts of any Participant or beneficiary, or any other person entitled to such benefit or payment pursuant to the terms of this Plan, except to such extent as may be required by law. If any Participant or beneficiary or any other person entitled to a benefit or payment pursuant to the terms of this Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish any benefit or payment under this Plan, in whole or in part, or if any attempt is made to subject any such benefit or payment, in whole or in part, to the debts, contracts, liabilities, engagements or torts of the Participant or beneficiary or any other person entitled to any such benefit or payment pursuant to the terms of this Plan, then such benefit or payment, in the discretion of the Administrator, shall cease and terminate with respect to such Participant or beneficiary, or any other such person.

         11.2 NO EMPLOYMENT RIGHTS. Participation in this Plan shall not be construed to confer upon any Participant the legal right to be retained in the employ of the Employers, or give a Participant or beneficiary, or any other person, any right to any payment whatsoever, except to the extent of the benefits provided for hereunder. Each Participant shall remain subject to discharge to the same extent as if this Plan had never been adopted.

         11.3 INCOMPETENCE. If the Administrator determines that any person to whom a benefit is payable under this Plan is incompetent by reason of physical or mental disability, the Administrator shall have the power to cause the payments becoming due to such person to be made to another for his or her benefit without responsibility of the Administrator or the Employers to see to the application of such payments. Any payment made pursuant to such power shall, as to such payment, operate as a complete discharge of the Employers, the Administrator and the Trustee.

         11.4 IDENTITY. If, at any time, any doubt exists as to the identity of any person entitled to any payment hereunder or the amount or time of such payment, the Administrator shall be entitled to hold such sum until such identity or amount or time is determined or until an order of a court of competent jurisdiction is obtained. The Administrator shall also be entitled to pay such sum into court in accordance with the appropriate rules of law. Any expenses incurred by the Employers, Administrator, and Trust incident to such proceeding or litigation shall be charged against the Account of the affected Participant.

         11.5 OTHER BENEFITS. The benefits of each Participant or beneficiary hereunder shall be in addition to any benefits paid or payable to or on account of the Participant or beneficiary under any other pension, disability, annuity or retirement plan or policy whatsoever.

         11.6 NO LIABILITY. No liability shall attach to or be incurred by any employee, officer, director or manager of an Employer, Trustee or any Administrator under or by reason of the terms, conditions and provisions contained in this Plan, or for the acts or decisions taken or made hereunder or in connection herewith; and as a condition precedent to the establishment of this Plan or the receipt of benefits thereunder, or both, such liability, if any, is expressly waived and released by each Participant and by any and all persons claiming under or through any Participant or any other person. Such waiver and release shall be conclusively evidenced by any act or participation in or the acceptance of benefits or the making of any election under this Plan.

         11.7 INSOLVENCY. Should an Employer be considered insolvent (as defined by the Trust), such Employer, through its board of directors and chief executive officer, shall give immediate written notice of such to the Administrator of this Plan and the Trustee. Upon receipt of such notice, the Administrator or Trustee shall cease to make any payments to Participants who were Employees of the Employer or their beneficiaries and shall hold any and all assets attributable to such Employer for the benefit of the general creditors of that Employer.

         11.8     AMENDMENT AND TERMINATION.

                  (a) Except as otherwise provided in this Section 11.8, the Employers shall have the sole authority to modify, amend or terminate this Plan; provided, however, that any modification or termination of this Plan shall not reduce, alter or impair, without the consent of a Participant, a Participant's right to any amounts already credited to his or her Account on the day before the effective date of such modification or termination. Following such termination, payment of such credited amounts may be made in a single-sum payment if the Employers so designate. Any such decision to pay in a single sum shall apply to all Participants.

                  (b) Any funds remaining in the Trust after termination of this Plan and satisfaction of all liabilities to Participants and others, shall be returned to the Employers.

         11.9 EMPLOYER DETERMINATIONS. Any determinations, actions or decisions of the Employers (including but not limited to, Plan amendments and Plan termination) shall be made by the board of directors of the Employers in accordance with their established procedures or by such other individuals, groups or organizations that have been properly delegated by the board of directors to make such determination or decision.

         11.10 CONSTRUCTION. All questions of interpretation, construction or application arising under or concerning the terms of this Plan shall be decided by the Administrator, in its sole and final discretion, whose decision shall be final, binding and conclusive upon all persons.

         11.11 GOVERNING LAW. This Plan shall be governed by, construed and administered in accordance with the applicable provisions of ERISA, and any other applicable federal law, provided however, that to the extent not preempted by federal law this Plan shall be governed by, construed and administered under the laws of the State of New York, other than its laws respecting choice of law.

         11.12 SEVERABILITY. If any provision of this Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provision of this Plan and this Plan shall be construed and enforced as if such provision had not been included therein. If the inclusion of any Employee (or Employees) as a Participant under this Plan would cause this Plan to fail to comply with the requirements of sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, then this Plan shall be severed with respect to such Employee or Employees, who shall be considered to be participating in a separate arrangement.

         11.13 HEADINGS. The headings contained herein are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of this Plan nor in any way shall they affect this Plan or the construction of any provision thereof.

         11.14 TERMS. Capitalized terms shall have meanings as defined herein. Singular nouns shall be read as plural, masculine pronouns shall be read as feminine, and vice versa, as appropriate.

         11.15 APPROVAL OF IRS. If an Employer seek a private letter ruling from the Internal Revenue Service and the Internal Revenue Service does not issue a ruling acceptable to the Employees regarding this Plan, then this Plan (and the Trust), at the election of the Employers, shall be void ab initio and all Salary Deferrals shall be returned to the Employees who made such contributions and all Employer Contributions and Matching Contributions shall be returned to the Employer that made such contributions.

         11.16 TERM. This Plan shall continue in effect, unless sooner terminated as provided herein, for a term expiring on June 17, 2014. Such term may be extended only by the affirmative vote of a majority of the votes cast by the shareholders of Movado Group, Inc., present in person or represented by proxy, at a duly called meeting of such shareholders. Any expiration of this Plan under this Section 11.16, shall be treated in the same manner as termination of the Plan under Section 11.8.

                                                                      APPENDIX D
                                                                      ----------



--------------------------------------------------------------------------------
M O V A D O  G R O U P, I N C.                   NOTICE OF ANNUAL MEEETING
650 FROM ROAD, PARAMUS NJ 07652            SHAREHOLDERS TO BE HELD JUNE 17, 2004


Dear Shareholder:

The Annual Meeting of Shareholders of Movado Group, Inc. will be held at 10:00 a.m. on Thursday, June 17, 2004, at the Company's executive offices, 650 From Road, Paramus, NJ, for the following purposes:

     1.   To elect eight directors to the Board of Directors.

     2.   To ratify selection of independent public accountants.

     3. To approve extending the term of the Company's Deferred Compensation Plan for Executives, as amended and restated.

     4. To approve the adoption of an amendment and restatement of the Company's 1996 Stock Incentive Plan.

     5. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized Shares of the Common Stock and Class A Common Stock.

Only holders of Common Stock and Class A Common Stock of Movado Group, Inc. of record at the close of business on May 10, 2004 will be entitled to vote at the meeting or any adjournment thereof.

TO BE SURE THAT YOUR VOTE IS COUNTED, WE URGE YOU TO COMPLETE AND SIGN THE PROXY/VOTING INSTRUCTION CARD BELOW, DETACH IT FROM THIS LETTER AND RETURN IT IN THE POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE. The giving of such proxy does not affect your right to vote in person if you attend the meeting. The prompt return of your signed proxy will aid the Company in reducing the expense of additional proxy solicitation.

                                        BY ORDER OF THE BOARD OF DIRECTORS


May 17, 2004                            TIMOTHY F. MICHNO GENERAL
                                        COUNSEL AND SECRETARY



                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN                       [X]
THE PROXY PROMPTLY USING THE            VOTES MUST BE INDICATED
ENCLOSED ENVELOPE.                      (X) IN BLACK OR BLUE INK.


S C A N L I N E
FOR AGAINST ABSTAIN

In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. The signature on this Proxy should correspond exactly with stockholder's name as printed to the left. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title. To change your address, please mark this box.
If you plan to attend the meeting, please mark this box.

1.  Election of Directors

FOR all nominees  [_]    WITHHOLD AUTHORITY to vote     [_]     *EXCEPTIONS  [_]
listed below             for all nominees listed below

Nominees: Gedalio Grinberg, Efraim Grinberg, Margaret Hayes-Adame,
          Richard Cote, Alan H. Howard, Nathan Leventhal, Donald Oresman and Leonard L. Silverstein

*Exceptions ______________________________________________________________

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED.


2.  To ratify and approve the selection by the
    Board of Directors of PricewaterhouseCoopers        FOR   AGAINST   ABSTAIN
    LLP as independent public accountants for the       [_]     [_]       [_]
    Company for the fiscal year ending January
    31, 2005.

3.  To approve extending the term of the Company's      FOR   AGAINST   ABSTAIN
    Deferred Compensation Plan for Executives, as       [_]     [_]       [_]
    amended and restated.

4.  To approve the adoption of an amendment and         FOR   AGAINST   ABSTAIN
    restatement of the Company's 1996 Stock             [_]     [_]       [_]
    Incentive Plan.

5.  To approve an amendment to the Company's            FOR   AGAINST   ABSTAIN
    Restated Certificate of Incorporation to            [_]     [_]       [_]
    increase the number of authorized Shares of the Common Stock and Class A Common Stock.

                         To change your address, please mark this box.    [_]

                         If you plan to attend the meeting, please mark
                         this box.                                        [_]

                                            -------------------------------
                                                  S C A N     L I N E
                                            -------------------------------

                                        The signature on this Proxy should
                                        correspond exactly with stockholder's
                                        name as printed to the left. In the
                                        case of joint tenancies, co-executors,
                                        or co-trustees, both should sign.
                                        Persons signing as Attorney, Executor,
                                        Administrator, Trustee or Guardian
                                        should give their full title.


        ---------------------------------    --------------------------------
        Date     Share Owner sign here       Co-Owner sign here


--------------------------------------------------------------------------------

M O V A D O   G R O U P,  I N C.                  PROXY/VOTING INSTRUCTION CARD
-------------------------------------------------------------------------------
                     THIS PROXY IS SOLICITED ON BEHALF OF
                 THE BOARD OF DIRECTORS OF MOVADO GROUP, INC.
                   FOR THE ANNUAL MEETING ON JUNE 17, 2004


         The undersigned appoints Timothy F. Michno and Frank Kimick, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Movado Group, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on June 17, 2004, and at any adjournment or postponement thereof, as indicated on the reverse side.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR proposals 1, 2, 3, 4 and 5.



                                        MOVADO GROUP, INC.
                                        P.O. BOX 11346
                                        NEW YORK, N.Y. 10203-0346




            (Continued, and to be signed and dated on reverse side.)

--------------------------------------------------------------------------------